Exhibit 10.1 EXECUTION VERSION 1 Doc#: US1:16709089v11 AMENDMENT NO. 7 AND JOINDER TO LOAN AND SECURITY AGREEMENT AMENDMENT NO. 7 AND JOINDER TO LOAN AND SECURITY AGREEMENT, dated as of December 19, 2022 (this “Agreement”), by and among each of the Lenders signatory hereto, the Borrower (as defined below), the Holdco Guarantor (as defined below), and Midcap Financial Trust, in its capacity as Administrative Agent. WHEREAS, reference is hereby made to the Loan and Security Agreement, dated as of April 27, 2021 (as amended by the First Amendment to Loan and Security Agreement dated as of June 10, 2021, the Amendment No. 2 to Loan and Security Agreement dated as of October 12, 2021, the Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2022, the Amendment No. 4 to Loan and Security Agreement dated as of April 22, 2022, the Fifth Amendment to Loan and Security Agreement dated July 1, 2022, and the Amendment No. 6 to Loan and Security Agreement dated October 7, 2022, and as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), by and among Bird US Opco, LLC, a Delaware limited liability company (the “Borrower”), Bird US Holdco, LLC, a Delaware limited liability company (“Holdco Guarantor”), the Lenders from time to time party thereto, and the Administrative Agent; WHEREAS, (x) the Borrower desires to amend certain terms of the Loan Agreement, (y) Bird Canada Inc. (“Bird Canada”) desires to join the Loan Agreement as a Lender and extend credit to the Borrower in the amount of $4,000,000 (the “Amendment No. 7 Loan”), and (z) the Lenders under the Loan Agreement as in effect immediately prior to the effectiveness of this Agreement (the “Existing Lenders”), as well as Bird Canada, have agreed to such amendments and to become bound by the terms of the Loan Agreement (as amended hereby) as Lenders; and WHEREAS, in accordance with Section 14.01 of the Loan Agreement, the Existing Lenders, the Administrative Agent, the Borrower, the Holdco Guarantor, and Bird Canada have agreed (x) that Bird Canada shall join the Loan Agreement as the Class B Lender, and (y) to amend the Loan Agreement as more fully set forth herein. NOW, THEREFORE, the parties hereto agree as follows: Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement has the meaning assigned to such term in the Amended Loan Agreement (as defined below). The rules of construction and other interpretive provisions specified in Section 1.02 of the Amended Loan Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto. (b) As used in this Agreement, the following terms have the meanings specified below: “Amended Loan Agreement” shall mean the Loan Agreement, as amended by this Agreement. “Amendment No. 7 Effective Date” shall have the meaning provided in Section 7 hereof. “Parent” means Bird Rides, Inc.

2 Doc#: US1:16709089v11 Section 2. Amendment. (a) Joinder. Bird Canada hereby joins the Loan Agreement as the Class B Lender. (b) Amended Loan Agreement. Pursuant to Section 14.01 of the Loan Agreement: (i) Each of the parties hereto agrees that, effective on the Amendment No. 7 Effective Date, the Loan Agreement (including the Schedules thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text and stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text and double-underlined text) as set forth in the pages of the Loan Agreement attached as Exhibit A hereto. (ii) Each of the parties hereto agrees that Exhibit B hereto sets forth a clean copy of the Amended Loan Agreement (including the Schedules thereto). (iii) For purposes of (x) this Agreement, the certificates delivered pursuant to this Agreement and the Loan Request delivered in connection with the Amendment No. 7 Loan, in each case as of the Amendment No. 7 Effective Date, and (y) making any determination as to whether a Material Adverse Effect has occurred or is continuing under the Loan Agreement from the Amendment No. 7 Effective Date until January 6, 2023, in each case, the definition of “Material Adverse Effect” is qualified by reference to the Borrower’s disclosure to the Administrative Agent and the Lenders pursuant to the most recently delivered Projections prior to the Amendment No. 7 Effective Date, or as disclosed in public filings of Bird Global Inc. prior to the Amendment No. 7 Effective Date, provided that the Administrative Agent and the Lenders shall not be precluded from referring to such disclosure or Projections in the context of changes in facts or circumstances after the Amendment No. 7 Effective Date in the evaluation of any potential Material Adverse Effect. (c) Exhibits. Each of the parties hereto agrees that, effective on the Amendment No. 7 Effective Date, (i) Exhibit A to the Loan Agreement is hereby amended and restated by deleting such exhibit in its entirety and replacing such exhibit with the exhibit set forth on Exhibit C hereto and (ii) Exhibit F to the Loan Agreement is hereby amended and restated by deleting such exhibit in its entirety and replacing such exhibit with the exhibit set forth on Exhibit D hereto. (d) Use of Proceeds. The proceeds of the Amendment No. 7 Loan shall be deposited to the Collection Account and may be distributed by the Borrower to the Holdco Guarantor and by the Holdco Guarantor to the Parent for working capital and general corporate purposes of Parent or any of its Subsidiaries. Section 3. Effect of Agreement; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Loan Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or under any other Transaction Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or of any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, after giving effect to this Agreement, (i) each Credit Party acknowledges and agrees that (x) each Transaction Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Loan Agreement, as amended hereby) and (y) each applicable Transaction Document to which it is a party, and all of the Collateral, does and in each case shall continue to, secure the payment and performance of all Borrower Obligations on the

3 Doc#: US1:16709089v11 terms and conditions set forth therein, and hereby ratifies the security interests granted by it pursuant thereto and (ii) the Holdco Guarantor hereby confirms, reaffirms, and ratifies its continuing unconditional obligations as a guarantor under the Holdco Guarantee to which it is a party on the terms and conditions set forth in the Holdco Guarantee. The parties hereto acknowledge and agree that the amendment of the Loan Agreement pursuant to this Agreement and all other Transaction Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Loan Agreement and any such other Transaction Documents as in effect prior to the Amendment No. 7 Effective Date. Section 4. Representations of Credit Parties. Each of the Credit Parties hereby represents and warrants that: (a) the representations and warranties set forth in Section 7.01 of the Amended Loan Agreement (other than (i) Section 7.01(l) of the Amended Loan Agreement and (ii) Section 7.01(w) of the Amended Loan Agreement but, in the case of clause (ii), only insofar as it relates to Section 6(d) of the Holdco Guarantee, Section 5(d) of the Parent Guaranty, and Section 7(d) of the EMEA Guaranty and Pledge Agreement) shall be true and correct in all material respects on and as of the Amendment No. 7 Effective Date, in each case after giving effect to this Agreement, with the same effect as though made on and as of such respective date (and deeming (x) this Agreement to be a “Transaction Document” and (y) references to “this Agreement” in Section 7.01 of the Amended Loan Agreement to mean the Amended Loan Agreement, in each case, for purposes of each such representation and warranty), it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 7 Effective Date; and (b) no Potential Event of Default or Event of Default has occurred and is continuing or would result from the entry into of this Agreement or the borrowing of the Class B Loans on the Amendment No. 7 Effective Date. Section 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 6. Conditions to Effectiveness of this Agreement on the Amendment No. 7 Effective Date. This Agreement shall become effective on the date (the “Amendment No. 7 Effective Date”) when each of the following conditions shall have been satisfied (or waived, as applicable) and, in connection with the foregoing, the execution (which may include telecopy or electronic transmission of a signed signature page of this Agreement) of this Agreement:

4 Doc#: US1:16709089v11 (a) Amendment Documents. The Administrative Agent and the Lenders shall have received copies of this Agreement, the Pledge and Security Agreement entered into by the Parent and the Administrative Agent (the “Parent Pledge”), and the Letter of Agreement dated as of the Amendment No. 7 Effective Date by and among the Administrative Agent and the Lenders and acknowledged by the Borrower, the Holdco Guarantor, the Parent and Bird Rides International Holding, Inc. (the “Lender Side Letter”) (together, the “Amendment Documents”), in each case, executed and delivered by each party thereto. (b) Organizational Documents; Incumbency. The Administrative Agent and the Lenders shall have received (i) true, correct and complete copies of the organizational documents of the Bird Parties or a certification that there has not been any change to such organizational documents since October 7, 2022; (ii) signature and incumbency certificates of the officers of each of the Bird Parties executing the Amendment Documents to which it is a party or certification that there has not been any change to the signature or incumbency of such officers since October 7, 2022; (iii) resolutions of the Board of Directors or similar governing body of each of the Bird Parties approving and authorizing the execution, delivery and performance of this Agreement and the other Amendment Documents to which it is a party or by which it or its assets may be bound as of the Amendment No. 7 Effective Date, and (x) with respect to the Borrower, the borrowing of the Amendment No. 7 Loan, and (y) with respect to the Parent, the pledge pursuant to the Parent Pledge, in each case certified as of the Amendment No. 7 Effective Date by a Responsible Officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of each of the Bird Parties’ jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 7 Effective Date. (c) Transaction Costs. The Borrower shall have delivered to the Existing Lenders and the Class B Lender the Borrower’s reasonable best estimate of the fees, costs and expenses payable by the Parent or the Borrower on or before the Amendment No. 7 Effective Date in connection with the transactions contemplated by the Amendment Documents, and the Borrower shall have paid all fees and expenses of the Administrative Agent and the Existing Lenders and the Class B Lender incurred in connection with this Agreement (including, for the avoidance of doubt, all legal and advisor fees, including but not limited to the legal fees of Paul, Weiss, Rifkind Wharton and Garrison LLP and Norton Rose Fulbright Canada LLP / S.E.N.C.R.L., s.r.l.). (d) Organizational Documents; Incumbency of Bird Rides International Holding, Inc. The Administrative Agent and the Lenders shall have received (i) true, correct and complete copies of the organizational documents of Bird Rides International Holding, Inc. or a certification that there has not been any change to such organizational documents since October 7, 2022; (ii) signature and incumbency certificates of the officers of Bird Rides International Holding, Inc. or certification that there has not been any change to the signature or incumbency of such officers since October 7, 2022; (iii) resolutions of the Board of Directors or similar governing body of Bird Rides International Holding, Inc. approving and authorizing the execution, delivery and performance of the Amendment Documents to which it is a party or by which it or its assets may be bound as of the Amendment No. 7 Effective Date, certified as of the Amendment No. 7 Effective Date by a Responsible Officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of Bird Rides International Holding, Inc.’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 7 Effective Date. (e) Opinions of Counsel. Lenders and their respective counsel shall have received an executed copy of a favorable written opinion, dated as of the Amendment No. 7 Effective Date, of Latham & Watkins LLP, counsel to the Bird Parties, covering corporate and enforceability and security interest matters with respect to this Agreement and the Parent Pledge, in form and substance satisfactory to the

5 Doc#: US1:16709089v11 Lenders (and each Bird Party instructs such counsel to deliver such opinions to the Administrative Agent and the Lenders). (f) Liens. The Administrative Agent and the Lenders shall have received the results of a recent search, by a Person satisfactory to the Lenders, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of the Bird Parties, together with copies of all such filings disclosed by such search. (g) Amendment No. 7 Effective Date Certificate. The Bird Parties shall have delivered to the Administrative Agent and the Lenders an executed certificate in the form of an amended Exhibit F to the Loan Agreement, as set forth in Exhibit D hereto, together with all attachments thereto. (h) Due Diligence. Other than changes occurring in the ordinary course of business, no information or materials are or should have been available to the Bird Parties as of the Amendment No. 7 Effective Date that are materially inconsistent with the materials previously provided to the Lenders for their due diligence review of the Bird Parties and their respective businesses. (i) [Reserved]. (j) KYC; Beneficial Ownership. The Administrative Agent and the Lenders shall have received from the Bird Parties all documentation and information required under the applicable “know your customer” requirements of the Anti-Terrorism Laws. Section 7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Transaction Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Credit Parties under any Transaction Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Transaction Documents, except, in each case, to any extent modified hereby. Section 8. Miscellaneous. Sections 14.07, 14.10 and 14.11 of the Loan Agreement are incorporated herein by reference and apply mutatis mutandis. Section 9. Transaction Document. This Agreement is a Transaction Document and all references to a “Transaction Document” in the Amended Loan Agreement or any other Transaction Document (including any such reference in any representation or warranty in the Amended Loan Agreement or any other Transaction Document) shall be deemed to include this Agreement. [signature pages follow]

[Signature Page to Amendment No. 7] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BIRD US OPCO, LLC, as Borrower By: /s/ Shane Torchiana Name: Shane Torchiana Title: Chief Executive Officer BIRD US HOLDCO, LLC, as Holdco Guarantor By: /s/ Shane Torchiana Name: Shane Torchiana Title: Chief Executive Officer

[Signature Page to Amendment No. 7] MIDCAP FINANCIAL TRUST , as Administrative Agent By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Amendment No. 7] MIDCAP FUNDING V TRUST, as a Class A Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Amendment No. 7] MIDCAP FINANCIAL INVESTMENT CORPORATION (formerly known as Apollo Investment Corporation), as a Class A Lender By: /s/ Kristin Hester Name: Kristin Hester Title: Chief Legal Officer

[Signature Page to Amendment No. 7] BIRD CANADA INC., as a Class B Lender By: /s/ Stewart Lyons Name: Stewart Lyons Title: Chief Executive Officer

Exhibit A Amended Loan Agreement [See attached.]

Exhibit B Clean Copy of Amended Loan Agreement [See attached.]

Exhibit C Amended Exhibit A to Loan Agreement [See attached.]

EXHIBIT A FORM OF LOAN REQUEST BIRD US OPCO, LLC Date: [___]1 MIDCAP FINANCIAL TRUST, as Administrative Agent c/o MidCap Financial Services, LLC, as servicer 7255 Woodmont Avenue, Suite 300 Bethesda, Maryland 20814 Attn: Account Manager for Bird transaction Email: notices@midcapfinancial.com Re: Loan Request Ladies and Gentlemen: Reference is made to the Loan and Security Agreement, dated as of April 27, 2021 (as it may be amended, supplemented or otherwise modified, the “Agreement”), by and among Bird US Opco, LLC, as Borrower, Bird US Holdco, LLC, as Holdco Guarantor, the Lenders from time to time party thereto, and MidCap Financial Trust, as Administrative Agent. Capitalized terms not defined herein shall have the respective meanings assigned to such terms in the Agreement. This letter constitutes a Loan Request pursuant to Section 2.02(a) of the Agreement. The Borrower hereby requests that the Lenders make a Class B Loan to the Borrower in the aggregate principal amount of $[________]2, in accordance with the applicable terms and conditions of the Agreement (the “Credit Extension”) on [_____, 20__]. The Borrower hereby certifies, in accordance with Sections 2.01, 2.02(a) and 6.02 of the Agreement that: 1. the Borrower (or the Parent on its behalf) shall have delivered to the Administrative Agent all Payment Date Certificates, if any, required to be delivered under the Agreement on or prior to the date of the Credit Extension; 2. on the date of the Credit Extension, each of the following statements shall be true and correct (and upon the occurrence of the Credit Extension, the 1 Loan Request to be made no later than 2:00 p.m. (New York City time) on the date that is one (1) calendar day (or such later time as the Administrative Agent may agree) prior to the date the requested Loan is to be made (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day). 2 Not to be less than $2,000,000 and shall be an integral multiple of $100,000 in excess thereof.

Credit Parties shall be deemed to have represented and warranted that such statements are then true and correct): a. the representations and warranties of the Credit Parties contained in Section 7.01 and Section 7.02 of the Agreement (other than any representation or warranty relating to the Solvency of any Person) are true and correct in all material respects on and as of the date of such Credit Extension as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date; b. the Borrower will use the proceeds of the Credit Extension solely in accordance with Section 2.02(a) of the Agreement; c. no Event of Default or Potential Event of Default has occurred and is continuing, and no Event of Default or Potential Event of Default would result from the Credit Extension; and 3. the Borrower owns and has good and marketable title to the Collateral free and clear of any Adverse Claim of any Person other than Liens permitted to exist under this Agreement. [signature page follows]

[Signature Page to form of Loan Request] IN WITNESS WHEREOF, the undersigned has executed this letter by its duly authorized officer as of the date first above written. Very truly yours, BIRD US OPCO, LLC, as Borrower By: Name: Title: BIRD US HOLDCO, LLC, as Holdco Guarantor By: Name: Title:

Exhibit D Amended Exhibit F to Loan Agreement [See attached.]

EXHIBIT F FORM OF CLOSING DATE CERTIFICATE December [ ], 2022 THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS: 1. I am the Chief Executive Officer of Bird US Opco, LLC, a Delaware limited liability company (the “Borrower”) and Bird US Holdco, LLC, a Delaware limited liability company, (the “Guarantor”, and together with the Borrower, the “Credit Parties”). 2. Reference is made to the Loan and Security Agreement, dated as of April 27, 2021 (as amended by the First Amendment to Loan and Security Agreement dated as of June 10, 2021, the Amendment No. 2 to Loan and Security Agreement dated as of October 12, 2021, the Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2022, the Fourth Amendment to Loan and Security Agreement dated as of April 22, 2022, the Fifth Amendment to Loan and Security Agreement dated July 1, 2022, Amendment No. 6 to Loan and Security Agreement dated October 7, 2022, Amendment No. 7 to Loan and Security Agreement dated as of the date hereof (“Amendment No. 7”), and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Bird US Opco, LLC, as Borrower, Bird US Holdco, LLC, as Holdco Guarantor, the Lenders from time to time party thereto, and MidCap Financial Trust, as Administrative Agent. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement. 3. I have reviewed the terms, definitions, and provisions of the Credit Agreement, and in my opinion I have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein. 4. Based upon my review and examination described in paragraph 3 above, I certify, on behalf of Credit Parties, that as of the Amendment No. 7 Effective Date (as defined in Amendment No. 7): (i) the representations and warranties contained in Amendment No. 7, the Credit Agreement, and in the other Transaction Documents (other than (i) Section 7.01(l) of the Amended Loan Agreement and (ii) Section 7.01(w) of the Amended Loan Agreement but, in the case of clause (ii), only insofar as it relates to Section 6(d) of the Holdco Guarantee, Section 5(d) of the Parent Guaranty, and Section 7(d) of the EMEA Guaranty and Pledge Agreement) are true and correct in all material respects, and such representations and warranties that by their terms are qualified by materiality or a Material Adverse Effect are true and correct in all respects, on and as of the Amendment No. 7 Effective Date (or to the extent such representations and warranties specifically relate to an earlier date on and as of such earlier date); and (ii) no event has occurred and is continuing or would result from the occurrence of the Amendment No. 7 Effective Date that would constitute an Event of Default or a Potential Event of Default. [Remainder of page intentionally left blank.]

Doc#: US1:16709090v10 The foregoing certifications are made and delivered as of the date first above written. BIRD US OPCO, LLC BIRD US HOLDCO, LLC By: Name: Shane Torchiana Title: Chief Executive Officer

700845624 11267171 EXHIBIT A Conformed through: First Amendment to Loan and Security Agreement dated as of June 10, 2021 Amendment No. 2 to Loan and Security Agreement dated as of October 12, 2021 Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2022 Amendment No. 4 to Loan and Security Agreement dated as of April 22, 2022 Amendment No. 5 to Loan and Security Agreement dated as of July 1, 2022 Amendment No. 6 to Loan and Security Agreement dated as of October 7, 2022 Amendment No. 7 to Loan and Security Agreement dated as of December 19, 2022 LOAN AND SECURITY AGREEMENT Dated as of April 27, 2021 by and among BIRD US OPCO, LLC, as Borrower, BIRD US HOLDCO, LLC, as Holdco Guarantor, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Lenders, and MIDCAP FINANCIAL TRUST, as Administrative Agent

TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS .......................................................................................................... 1 SECTION 1.01. Certain Defined Terms ............................................................................ 1 SECTION 1.02. Other Interpretative Matters .................................................................. 19 ARTICLE II TERMS OF THE LOANS ..................................................................................... 20 SECTION 2.01. Loans ..................................................................................................... 20 SECTION 2.02. Making of Loans; Repayment of Loans ................................................ 21 SECTION 2.03. Interest and Fees .................................................................................... 22 SECTION 2.04. Records of Loans .................................................................................. 22 ARTICLE III ACCOUNTS AND COLLECTIONS ................................................................... 22 SECTION 3.01. Collection Account ............................................................................... 22 SECTION 3.02. [Reserved] ............................................................................................. 23 SECTION 3.03. Collections ............................................................................................ 23 ARTICLE IV SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS ................... 23 SECTION 4.01. Priority of Payments .............................................................................. 23 SECTION 4.02. Payments and Computations, Etc. ......................................................... 24 ARTICLE V INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY; SECURITY INTEREST .................................................................................................. 25 SECTION 5.01. Increased Costs ..................................................................................... 25 SECTION 5.02. Adjusted Term SOFR............................................................................ 26 SECTION 5.03. Taxes ..................................................................................................... 27 ARTICLE VI CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS ............. 31 SECTION 6.01. Conditions Precedent to Effectiveness of this Agreement .................... 31 SECTION 6.02. Conditions Precedent to Each Class B Loan Credit Extension ............. 32 ARTICLE VII REPRESENTATIONS AND WARRANTIES ................................................... 33 SECTION 7.01. Representations and Warranties of the Credit Parties ........................... 33 ARTICLE VIII COVENANTS .................................................................................................... 38 SECTION 8.01. Covenants of the Credit Parties ............................................................. 38 SECTION 8.02. Separate Existence of the Credit Parties ............................................... 44 ARTICLE IX SECURITY INTEREST ....................................................................................... 46 SECTION 9.01. Security Interest .................................................................................... 46 ARTICLE X EVENTS OF DEFAULT ....................................................................................... 47 SECTION 10.01. Events of Default ................................................................................ 47

TABLE OF CONTENTS (continued) Page -ii- SECTION 10.02. Scooter IP ............................................................................................ 50 ARTICLE XI THE ADMINISTRATIVE AGENT ..................................................................... 50 SECTION 11.01. Appointment and Authorization .......................................................... 50 SECTION 11.02. The Administrative Agent and Affiliates. ........................................... 51 SECTION 11.03. Action by the Administrative Agent ................................................... 51 SECTION 11.04. Consultation with Experts ................................................................... 51 SECTION 11.05. Liability of the Administrative Agent ................................................. 51 SECTION 11.06. Indemnification ................................................................................... 52 SECTION 11.07. Right to Request and Act on Instructions ........................................... 52 SECTION 11.08. Credit Decision ................................................................................... 52 SECTION 11.09. Collateral Matters ................................................................................ 52 SECTION 11.10. Agency for Perfection ......................................................................... 53 SECTION 11.11. Notice of Default ................................................................................. 53 SECTION 11.12. Assignment by the Administrative Agent; Resignation of the Administrative Agent; Successor the Administrative Agent ................ 53 SECTION 11.13. Payment and Sharing of Payment ....................................................... 54 SECTION 11.14. Loan Payments .................................................................................... 54 SECTION 11.15. Return of Payments ............................................................................. 54 SECTION 11.16. Sharing of Payments ........................................................................... 55 SECTION 11.17. Right to Perform, Preserve, and Protect .............................................. 55 ARTICLE XII [RESERVED] ...................................................................................................... 56 ARTICLE XIII INDEMNIFICATION ........................................................................................ 56 SECTION 13.01. Indemnities by the Borrower ............................................................... 56 ARTICLE XIV MISCELLANEOUS .......................................................................................... 57 SECTION 14.01. Amendments, Etc. ............................................................................... 57 SECTION 14.02. Notices, Etc. ........................................................................................ 57 SECTION 14.03. Assignability; Addition of Lenders ..................................................... 57 SECTION 14.04. Costs and Expenses ............................................................................. 60 SECTION 14.05. Invoices for Indemnified Amounts ..................................................... 60 SECTION 14.06. Confidentiality .................................................................................... 60

TABLE OF CONTENTS (continued) Page -iii- SECTION 14.07. GOVERNING LAW ........................................................................... 61 SECTION 14.08. Execution in Counterparts ................................................................... 62 SECTION 14.09. Integration; Binding Effect; Survival of Termination ......................... 62 SECTION 14.10. CONSENT TO JURISDICTION ........................................................ 62 SECTION 14.11. WAIVER OF JURY TRIAL ............................................................... 63 SECTION 14.12. Ratable Payments ................................................................................ 63 SECTION 14.13. Limitation of Liability ......................................................................... 63 SECTION 14.14. Intent of the Parties ............................................................................. 64 SECTION 14.15. USA Patriot Act .................................................................................. 64 SECTION 14.16. Right of Setoff ..................................................................................... 64 SECTION 14.17. Severability ......................................................................................... 64 SECTION 14.18. Mutual Negotiations ............................................................................ 64 SECTION 14.19. Captions and Cross References ........................................................... 65 SCHEDULES SCHEDULE I – Commitments SCHEDULE II – Amortization Schedule SCHEDULE III – [Reserved] SCHEDULE IV – Accounts SCHEDULE V – Notice Addresses SCHEDULE VI - Scooter Cost SCHEDULE VII - Post-Closing Covenants EXHIBITS EXHIBIT A – Form of Loan Request EXHIBIT B – Form of Payment Date Certificate EXHIBIT C – Form of Assignment and Acceptance Agreement EXHIBIT D – Form of Payment Notification EXHIBIT E – Form of Solvency Certificate EXHIBIT F – Form of Closing Date Certificates EXHIBIT G – U.S. Tax Compliance Certificates EXHIBIT H – Form of Data Tape EXHIBIT I – Scope of AUP Reports

This LOAN AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of April 27, 2021 by and among the following parties: (i) Bird US Opco, LLC (the “Borrower”); (ii) Bird US Holdco, LLC (the “Holdco Guarantor” and together with the Borrower, the “Credit Parties” and individually, a “Credit Party”); (ii) the Persons from time to time party hereto as Lenders; and (iii) MidCap Financial Trust (“MidCap”), as Administrative Agent. PRELIMINARY STATEMENTS The Borrower has acquired and will acquire from time to time certain electronic scooter vehicles (such vehicles owned by the Borrower from time to time, “Scooters”) from Bird Rides, Inc. (the “Parent”) pursuant to the Contribution Agreements. The Borrower has requested that the Lenders make Loans from time to time to the Borrower, on the terms, and subject to the conditions set forth herein, secured by, among other things, the Scooters. In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Account Bank” means, with respect to the Collection Account, the bank listed on Schedule IV hereof. “Account Control Agreement” means each agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and the Account Bank, governing the terms of the Collection Account that (i) provides the Administrative Agent with control within the meaning of the UCC over the account subject to such agreement and (ii) by its terms, may not be terminated or canceled by the related Account Bank without the written consent of the Administrative Agent or upon no less than thirty (30) days prior written notice to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Adjusted Term SOFR” means a per annum rate of interest equal to the greater of (a) 1.00% and (b) the sum of (x) Term SOFR plus (y) 0.1% (10 basis points). “Administrative Agent” means MidCap, in its capacity as contractual representative for the Lenders, and any successor thereto in such capacity appointed pursuant to Article XI or Section 14.03(f).

2 “Administrative Agent Fee” means a fee as set forth in the Fee Letter between the Borrower and the Administrative Agent, due in accordance with the terms thereof, and paid in accordance with the Priority of Payments. “Advance Rate” means, with respect to each Scooter and as of any date of determination, (a) on any day prior to but excluding the Amendment No. 2 Initial Funding Date, 70%, (b) from and after the Amendment No. 2 Initial Funding Date until and including December 31, 2021, 97.50%, (c) from and after January 1, 2022 until and including the date which is the first anniversary of the Amendment No. 2 Initial Funding Date, 90%, and (d) from and after the day after the date which is the first anniversary of the Amendment No. 2 Initial Funding Date, 80%. “Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing); it being understood that any of the foregoing in favor of, or assigned to, the Administrative Agent (for the benefit of the Secured Parties) shall not constitute an Adverse Claim. “Advisors” has the meaning set forth in Section 14.06(c). “Affected Person” means the Administrative Agent and each Lender. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 25% or more of the securities having ordinary voting power for the election of directors or managers of such Person or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise. “Aggregate Capital” means, at any time of determination, the aggregate principal amount of all Loans made hereunder as of such time. “Agreement” has the meaning set forth in the preamble to this Agreement. “Amendment No. 2” means that certain Amendment No. 2 to Loan and Security Agreement dated as of October 12, 2021, by and among the Borrower, the Holdco Guarantor, Midcap Financial Trust, in its capacity as Administrative Agent, and the Lenders signatory thereto. “Amendment No. 3” means that certain Amendment No. 3 to Loan and Security Agreement dated as of April 8, 2022, by and among the Borrower, the Holdco Guarantor, Midcap Financial Trust, in its capacity as Administrative Agent, and the Lenders signatory thereto. “Amendment No. 6” means that certain Amendment No. 6 to Loan and Security Agreement dated as of October 7, 2022, by and among the Borrower, the Holdco Guarantor, Midcap Financial Trust, in its capacity as Administrative Agent, and the Lenders signatory thereto. “Amendment No. 7” means that certain Amendment No. 7 to Loan and Security Agreement dated as of December 19, 2022, by and among the Borrower, the Holdco Guarantor, Midcap Financial Trust, in its capacity as Administrative Agent, and the Lenders signatory thereto.

3 “Amendment No. 2 Effective Date” has the meaning given to such term in Amendment No. 2. “Amendment No. 3 Effective Date” has the meaning given to such term in Amendment No. 3. “Amendment No. 6 Effective Date” has the meaning given to such term in Amendment No. 6. “Amendment No. 7 Effective Date” has the meaning given to such term in Amendment No. 7. “Amendment No. 2 Initial Funding Date” means November 5, 2021 i.e. the date of the first Credit Extension occurring on or after the Amendment No. 2 Effective Date and after the SPAC Transaction has been consummated. “Amendment No. 6 Signing Date” has the meaning given to such term in Amendment No. 6. “Amortization Amount” means, with respect to the Class A Loans on each Payment Date, the amount listed on Schedule II hereof corresponding to the immediately preceding month; provided, that (a) the Amortization Amount shall be $0 for the Payment Dates occurring in November 2021, December 2021, January 2022, February 2022, March 2022, and April 2022, and (b) the Amortization Amount shall be $5,000,000.00 for the Payment Date occurring in October 2022 and shall first be applied to any outstanding EMEA Loans and the excess, if any, shall be applied to any outstanding U.S. Loans (each as defined herein immediately prior to the Amendment No. 6 Effective Date). “Amortization Catch-Up Amount” means, in respect of the Class A Loans on any Quarterly Payment Date, an amount in Dollars equal to the greater of (a) $0 and (b) an amount equal to 50% of (i) the sum of the aggregate Borrower Net Revenue for all Revenue Sweep Scooters during the Quarterly Period immediately preceding such Quarterly Payment Date minus (ii) the sum of the Amortization Amount due on such Quarterly Payment Date and the two Payment Dates immediately preceding such Quarterly Payment Date, in each case to the extent actually paid; provided, that (x) the Amortization Catch-up Amount shall be $0 for the Quarterly Payment Dates occurring in January 2022, April 2022, October 2022, and January 2023 and (y) for the Quarterly Payment Date occurring in April 2023, the Amortization Catch- up Amount shall be (A) $0 if, at the end of the Quarterly Period immediately preceding such Quarterly Payment Date, Parent or any of its Subsidiaries have received (which may be by way of contribution from Bird Global, Inc.) gross cash proceeds in an amount equal to or greater than $10,000,000 from (1) issuances of the equity of Bird Global, Inc. pursuant to that certain Standby Equity Purchase Agreement, dated as of May 12, 2022, between Bird Global, Inc. and YA II PN, LTD. (the “ELOC”) and (2) other issuances of common stock, other equity interests, equity-linked securities, or indebtedness (solely if such indebtedness matures on or after, and does not have any scheduled interest or amortization payment payable in cash or any mandatory prepayment or mandatory redemption payable in cash prior to, in each case, the date that is ninety-one (91) days after the Final Maturity Date and, with respect to any such indebtedness (other than indebtedness under any convertible debentures issued pursuant to Project Compass), subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned, or delayed) to one or more entities that are not Affiliates of Parent, (B) an amount in Dollars equal to the greater of (I) $0 and (II) an amount equal to 30% of (i) the sum of the aggregate Borrower Net Revenue for all Revenue Sweep Scooters during the Quarterly Period immediately preceding such Quarterly Payment Date if, at the end of the Quarterly Period immediately preceding such Quarterly Payment Date, Parent or any of its Subsidiaries have received (which may be by way of contribution from Bird Global, Inc.) gross cash proceeds in an amount equal to or greater than $5,000,000 but less than $10,000,000 from (1) issuances of the equity of Bird Global, Inc. pursuant to the ELOC and (2) other issuances of common stock, other equity interests, equity-linked securities, or indebtedness (solely if such indebtedness matures on or after, and does not have any scheduled interest or amortization payment payable in cash or any mandatory prepayment or mandatory redemption payable in cash prior to, in each case, the date that is ninety-one (91) days after the Final

4 Maturity Date and, with respect to any such indebtedness (other than indebtedness under any convertible debentures issued pursuant to Project Compass), subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned, or delayed) to one or more entities that are not Affiliates of Parent, and (C) otherwise, calculated in accordance with this definition without giving effect to this clause (y). “Anti-Terrorism Laws” means any Applicable Law relating to terrorism financing, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Applicable Laws, all as amended, supplemented or replaced from time to time. “Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, ordinance, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. For the avoidance of doubt, FATCA shall constitute an “Applicable Law” for all purposes of this Agreement. “Applicable Margin” means, for the Class A Loans and the Class B Loan, 7.50% per annum. “Assignment and Acceptance Agreement” means an assignment and acceptance agreement entered into by a Class A Lender, an Eligible Assignee and the Administrative Agent, and, if required, the Credit Parties, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Exhibit C hereto. “Attorney Costs” means and includes all fees, costs, expenses and disbursements of any law firm or other external counsel but excludes disbursements of internal counsel. “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate” means the per annum rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that the Administrative Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Bird Party” means the Credit Parties and the Parent. “Bird Transaction Party” means the Credit Parties, the Parent, and Bird Rides International Holding, Inc. “Borrower” has the meaning set forth in the preamble to this Agreement. “Borrower Indemnified Amounts” has the meaning set forth in Section 13.01(a). “Borrower Indemnified Party” has the meaning set forth in Section 13.01(a).

5 “Borrower Net Revenue” means, with respect to a Scooter, (a) all revenue earned in respect of such Scooter minus (b) the sum of (i) sales taxes payable in respect of such Scooter and (ii) Rider Incentive / Contra Pay with respect to such Scooter; provided, that the aggregate amount of Rider Incentive / Contra Pay permitted to be subtracted under this clause (b)(ii) during any Quarterly Period, when added to the amount of Rider Incentive / Contra Pay subtracted for all Scooters over such Quarterly Period, does not exceed 20% of all revenue earned in respect of the Scooters in the aggregate during such Quarterly Period. “Borrower Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to any Lender, Borrower Indemnified Party and/or any Affected Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include, without limitation, the principal amount of the Loans, all Interest on the Loans, all Fees and all other amounts due or to become due from the Borrower under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including, without limitation, interest, fees and other obligations that accrue after the commencement of any Insolvency Proceeding with respect to the Borrower (in each case whether or not allowed as a claim in such proceeding). “Business Combination Agreement” means that certain Business Combination Agreement dated as of May 11, 2021, by and among Bird Rides, Inc., Bird Global, Inc., Switchback II Corporation, and Maverick Merger Sub Inc., as in effect on the Second Amendment Effective Date. “Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in New York City, New York or San Francisco, California. “Capitalized Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP. “Certificate of Beneficial Ownership” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Change in Control” means the occurrence of any of the following: (a) The Holdco Guarantor ceases to own, directly, 100% of the issued and outstanding equity interests of the Borrower free and clear of all Adverse Claims; (b) Parent ceases to own, directly or indirectly, 100% of the issued and outstanding equity interests of the Holdco Guarantor free and clear of all Adverse Claims; (c) at any time prior to the consummation of a Qualifying IPO, with respect to Parent, either (i) the Permitted Holders in the aggregate shall at any time cease to have, directly or indirectly, the power to vote or direct the voting of at least 50.1% of the Voting Stock of Parent or (ii) the acquisition of direct or indirect Control of Parent by any Person other than the Permitted Holders; or (d) at any time after the consummation of a Qualifying IPO (1) any Person (other than a Permitted Holder) or (2) Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Exchange Act), directly or indirectly, of Equity Interests representing more than forty percent (40%) of the aggregate ordinary

6 Voting Stock of Parent and the percentage of aggregate ordinary Voting Stock so held is greater than the percentage of the aggregate ordinary Voting Stock represented by the Equity Interests of Parent beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders; unless, in the case of either clause (c) or clause (d) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Parent. For the avoidance of doubt, the SPAC Transaction shall not constitute a Change in Control but shall constitute a Qualifying IPO. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Class” means, with respect to Lenders, either Class A Lenders or Class B Lenders and, with respect to Loans, either Class A Loans or Class B Loans. “Class A Interest Rate” means, for any day in any Interest Period, the sum of (a) Adjusted Term SOFR plus (b) the Applicable Margin plus (c) for any day on which an Event of Default has occurred and is continuing, an additional default rate of interest equal to 2.00% per annum; provided, however, that no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law. “Class A Lender” means each Person listed as a “Class A Lender” on Schedule I hereto. “Class A Loans” means any loan designated as a “Class A Loan” on Schedule I hereto made by a Class A Lender pursuant to Section 2.02. “Class B Lender” means each Person listed as a “Class B Lender” on Schedule I hereto. “Class B Loans” means any loan designated as a “Class B Loan” on Schedule I hereto made by a Class B Lender pursuant to Section 2.02. “Class B Interest Rate” means, for any day in any Interest Period, the sum of (a) Adjusted Term SOFR plus (b) the Applicable Margin plus (c) for any day on which an Event of Default has occurred and is continuing, an additional default rate of interest equal to 2.00% per annum; provided, however, that no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law. “Closing Date” means April 27, 2021.

7 “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time. “Collateral” has the meaning set forth in Section 9.01(a). “Collection Account” means the account established pursuant to Section 3.01 in the name of the Borrower and maintained at the Account Bank pursuant to an Account Control Agreement for the purpose of receiving Collections. “Collection Period” means each calendar month, provided that the first Collection Period shall begin on (and include) the Closing Date and end on (and include) May 31, 2021, and the last Collection Period shall end on (but exclude) the Final Payout Date. “Collections” means all amounts transferred to the Borrower pursuant to the Scooter Lease from time to time, and any other amounts received by the Borrower in respect of the Collateral or pursuant to the Transaction Documents, including, without limitation, any Insurance Proceeds in respect of the Collateral and, solely to the extent required by Section 8.01(z), refunds of tariffs in respect of any Scooters, and all capital contributions made to the Borrower. “Commitment” means, with respect to any Lender, the maximum aggregate amount which such Person is obligated to lend or pay hereunder on account of the Loans, as set forth on Schedule I or in such other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section 14.03, and as such aggregate amount is reduced by any Loan funded by such Lender hereunder. If the context so requires, “Commitment” also refers to a Lender’s obligation to make Loans hereunder in accordance with this Agreement, as the context so requires. “Commitment Termination Date” means November 30, 2022. “Contribution Agreements” means, collectively, the Contribution Agreement dated the date hereof between Parent and Holdco Guarantor and the Contribution Agreement dated the date hereof between Holdco Guarantor and Borrower, in each case, contributing the Scooters and other assets described therein. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling Lenders” means (a) so long as any Class A Loans remain outstanding or any Commitment to make Class A Loans is in effect, all of the Class A Lenders and (b) while no Class A Loans remain outstanding and no Commitment to make Class A Loans is in effect, all of the Class B Lenders. “Cost” means, with respect to each Scooter, an amount listed on Schedule VI corresponding to the model of such Scooter. Schedule VI shall be updated from time to time by agreement between the Borrower and the Controlling Lenders, including prior to each Credit Extension, to reflect any change in invoiced costs or tariffs applicable to, or book value of, each model of Scooter. “Covered Taxes” has the meaning set forth in Section 5.01(a)(ii). “Credit Extension” means the making of a Loan. “Credit Parties” has the meaning set forth in the preamble to this Agreement.

8 “Debt” of any Person shall mean, if and to the extent (other than with respect to clause (i)) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with GAAP, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all Capitalized Lease Obligations of such Person, (f) all net payments that such Person would have to make in the event of an early termination, on the date Debt of such Person is being determined, in respect of outstanding hedging agreements, (g) the principal component of all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, (h) the principal component of all obligations of such Person in respect of bankers’ acceptances, and (i) any Guaranty by such Person of Debt described in clauses (a) to (h) above. “Disqualified Institutions” means (a) any Person that was identified by name in a written list provided by the Bird Parties to the Administrative Agent on or prior to the Amendment No. 2 Effective Date, 2021, (b) competitors of the Bird Parties identified in writing by name by the Bird Parties from time to time to the Administrative Agent, (c) any Affiliate of a competitor identified pursuant to clause (b) above identified in writing by name by the Bird Parties from time to time to the Administrative Agent, and (d) any Affiliate of a Person identified pursuant to clauses (a) or (b) above that is clearly identifiable as an Affiliate of such Person on the basis of such Person’s name, in each case of clauses (c) and (d), other than any Affiliate constituting an institutional lender, bona fide debt fund, or investment vehicle that is engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored, or advised by any Person controlling, controlled by, or under common control with such competitor and for which no personnel involved with the investment of such competitor (x) makes (or has the right to make or participates with others in making) any investment decisions or (y) has access to information (other than information publicly available) relating to the Bird Parties; provided, that no Person that is a Lender at the time of such identification may be designated as a Disqualified Institution. “Dollars” and “$” each mean the lawful currency of the United States of America. “Effective Date” has the meaning set forth in Section 6.01 of this Agreement. “Eligible Assignee” means (a) any Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates and (c) any other financial or other institution; provided, that no Disqualified Institution shall be an Eligible Assignee. “Eligible Scooter” means, on any day, a Scooter (a) that is located in a Municipality in the United States; (b) to which the Borrower has good title, free and clear of Adverse Claims, except for Permitted Liens; (c) that is in good working order and eligible to be rented or deployed to customers (it being agreed that any Scooter that is in good working order and would otherwise be eligible for rent or deployment to customers but for the fact that it has either not been deployed or has been removed from the road by the Servicer, in each case in accordance with its customary practices for managing the seasonality of the fleet of Scooters shall nonetheless satisfy this clause (c)); (d) (x) on any day prior to the Amendment No. 2 Initial Funding Date, that is a Bird 2 model or newer, provided, that at any time, up to 25% of all Scooters may be Bird 0 or Bird 1 model scooters, and (y) on any day on or after the Amendment No. 2 Initial Funding Date, that is a Bird 0 model or newer; (e) for which Bird has all Government Approvals; and (f) from and after the date that is sixty (60) days after the Closing Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), that is not an Excess Concentration Scooter.

9 “EMEA Guaranty and Pledge Agreement” means that certain second amended and restated guaranty and pledge agreement dated the Amendment No. 6 Effective Date and made by Bird Rides International Holding, Inc. (the “EMEA Guarantor”) in favor of the Administrative Agent. “EMEA Guarantor Collateral” means “EMEA Guarantor Collateral” as defined in the EMEA Guaranty and Pledge Agreement. “EMEA Dutch Pledge” means that certain Deed of Pledge Over Registered Shares dated as of May 18, 2022 by Bird Rides International Holding, Inc. as pledgor, Bird Rides Europe B.V. as company and the Administrative Agent as pledgee. “Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder. “ERISA Affiliate” means, with respect to any Person, any corporation, trade or business which together with the Person is a member of a controlled group of corporations or a controlled group of trades or businesses and would be deemed a “single employer” within the meaning of Sections 414(b), (c), (m) of the Code or Section 4001(b) of ERISA. “Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if: (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above. “Event of Default” has the meaning set forth in Section 10.01. For the avoidance of doubt, any Event of Default that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 14.01.

10 “Excess Concentration Scooter” means each Scooter operated in a Municipality in which more than 20% of the Borrower’s scooters are located. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Taxes” means any of the following Taxes imposed on or with respect to an Affected Person or required to be withheld or deducted from a payment to an Affected Person: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Affected Person being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires an interest in a Loan or its Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Affected Person’s failure to comply with Section 5.03(d) and (d) any Taxes imposed pursuant to FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between the United States and any other Governmental Authority in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any such intergovernmental agreement. “Federal Funds Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, however, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Fee Letter” has the meaning set forth in Section 2.03(a). “Fees” has the meaning set forth in Section 2.03(a). “Final Maturity Date” means (a) October 12, 2024 i.e. the third anniversary of the Amendment No. 2 Effective Date or (b) such earlier date on which the Loans and all other Borrower Obligations become due and payable pursuant to Section 10.01. “Final Payout Date” means the date on or after the Commitment Termination Date when all Borrower Obligations (other than unasserted or contingent indemnification claims) shall have been paid in full and all other amounts owing to the Lenders, the Administrative Agent, and any other Borrower Indemnified Party or Affected Person hereunder and under the other Transaction Documents have been paid in full other than unasserted or contingent indemnification claims.

11 “Financial Officer” of any Person means, the chief executive officer, the chief financial officer, the chief accounting officer, the principal accounting officer, the controller, the treasurer or the assistant treasurer of such Person. “Foreign Lender” has the meaning set forth in Section 5.03(d)(i). “GAAP” means generally accepted accounting principles in the United States of America, consistently applied. “Government Approval” means, with respect to a Scooter, all permits, approvals, licenses, and/or requirements of any applicable governmental authority, if any, necessary for the operation of such Scooter. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantor Collateral” means “Guarantor Collateral” as defined in the Holdco Guarantee. “Guaranty” means, with respect to any Person, any obligation of such Person guarantying or in effect guarantying any Debt, liability or obligation of any other Person in any manner, whether directly or indirectly, including any such liability arising by virtue of partnership agreements, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business. “Historical Financial Statements” means the audited financial statements of Parent for the fiscal year ended December 31, 2019 and the unaudited financial statements for Parent for the fiscal quarters ended March 31, 2020, June 30, 2020, September 30, 2020, and December 31, 2020. “Holdco Guarantee” means the Guarantee and Security Agreement dated as of the date hereof entered into by the Holdco Guarantor. “Holdco Guarantor” has the meaning set forth in the preamble to this Agreement. “Identified Impacted Scooters” has the meaning set forth in Section 8.01(y). “Impacted Scooter” has the meaning set forth in Section 8.01(y). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Credit Parties under any Transaction Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes. “Ineligible Scooter” means each Scooter that is not an Eligible Scooter. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors of a Person, composition, marshaling of assets for creditors of a Person, or other, similar arrangement in respect

12 of its creditors generally or any substantial portion of its creditors, in each of clauses (a) and (b) undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code. “Insurance Proceeds” means insurance proceeds from casualty policies. “Intended Tax Treatment” has the meaning set forth in Section 14.14. “Interest” means, for any day during any Interest Period (or portion thereof), the amount of interest accrued on the Loans during such Interest Period (or portion thereof) in accordance with Section 2.03(a). “Interest Period” means each calendar month, provided that (i) the Interest Period with respect to the Payment Date in April 2022 shall be the period from the Payment Date in March 2022 to but excluding the Payment Date in April 2022, (ii) the Interest Period with respect to the Payment Date in May 2022 shall be the period from the Payment Date in April 2022 to and including April 30, 2022, (iii) the initial Interest Period with respect to the Class B Loan shall be the period from the Amendment No. 7 Effective Date to and including December 31, 2022, and (iv) the last Interest Period shall end on (but exclude) the Final Payout Date. “Interest Rate” means the Class A Interest Rate or the Class B Interest Rate, as applicable. “Investment Company Act” means the Investment Company Act of 1940, as amended or otherwise modified from time to time. “IRS” has the meaning set forth in Section 5.03(d)(i). “Lenders” means each Person that is or becomes a party to this Agreement in the capacity of a Class A Lender or Class B Lender, as applicable. “Lender Side Letter” means that certain Letter of Agreement dated as of the Amendment No. 7 Effective Date by and among the Administrative Agent and the Lenders and acknowledged by the Borrower, the Holdco Guarantor, the Parent and Bird Rides International Holding, Inc. “Lien” means any lien, mortgage, security interest, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under common law, any statute or other law, contract, or otherwise. “Loan” means the Class A Loans and the Class B Loans, collectively. “Loan Commitment” means, at any time of determination prior to the termination of all Commitments hereunder, the aggregate Commitments of all Lenders at such time. “Loan Commitment Percentage” means, at any time of determination prior to the termination of all Commitments hereunder, with respect to any Lender of a particular Class, a fraction (expressed as a percentage), the numerator of which is its Commitment at such time and the denominator of which is the aggregate Commitments of all Lenders of the same Class at such time. For the avoidance of doubt, the Loan Commitment Percentage with respect to any Lender of a particular Class to which all or a portion of any funded Loans of such Class is assigned but to which no portion of an unfunded Commitment is assigned shall be 0%.

13 “Loan Request” means a letter in substantially the form of Exhibit A hereto executed and delivered by the Borrower to the Administrative Agent and the Class A Lenders or the Class B Lenders, as applicable, pursuant to Section 2.02(a). “LTC Percentage” means, as of any date, a fraction (expressed as a percentage), the numerator of which is the outstanding principal amount of the Loans on such date and the denominator of which is the Total Scooter Cost on such date. “Material Adverse Effect” means relative to any Person (provided that if no particular Person is specified, “Material Adverse Effect” shall be deemed to be relative to each of the Credit Parties and Parent individually) with respect to any event or circumstance, a material adverse effect on any of the following: (a) the assets, operations, business or financial condition of Parent and its Subsidiaries, taken as a whole; (b) the assets, operations, business or financial condition of the Holdco Guarantor and the Borrower (taken as a whole); (c) the ability of any Credit Party to perform its obligations (taken as a whole) under this Agreement, the Scooter Lease, the EMEA Guaranty and Pledge Agreement, the EMEA Dutch Pledge, the Parent Guaranty, or any other Transaction Document to which it is a party; (d) the validity or enforceability of this Agreement, the Scooter Lease, the EMEA Guaranty and Pledge Agreement, the EMEA Dutch Pledge, the Parent Guaranty, or any other Transaction Document; (e) the perfection, enforceability or priority of the Administrative Agent’s security interest in a material portion of the Collateral, Guarantor Collateral, EMEA Guarantor Collateral, or Parent Collateral; or (f) the rights and remedies of the Administrative Agent or the Lenders under the Transaction Documents taken as a whole or associated with their respective interest in the Collateral and Guarantor Collateral. “Maximum LTC Percentage” means (i) at any time prior to the Amendment No. 2 Initial Funding Date, 85%, (ii) from and after the Amendment No. 2 Initial Funding Date and prior to the first anniversary of the Amendment No. 2 Initial Funding Date, 100%, and (iii) from and after the first anniversary of the Amendment No. 2 Initial Funding Date, 90%. “Model” has the meaning set forth in Section 6.1(n). “Month” means each calendar month. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any Bird Transaction Party or any of their respective ERISA Affiliates (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions. “Municipality” means each city, municipality, town, or other locality for which Government Approvals are required to be obtained to operate Scooters.

14 “OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control. “OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable executive orders. “Other Connection Taxes” means, with respect to any Affected Person, Taxes imposed as a result of a present or former connection between such Affected Person and the jurisdiction imposing such Tax (other than connections arising from such Affected Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Loan or Transaction Document). “Other Taxes” means any and all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or from the execution, delivery, filing, recording or enforcement of, or otherwise in respect of, this Agreement, the other Transaction Documents and the other documents or agreements to be delivered hereunder or thereunder, except for any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Parent” has the meaning set forth in in the Preliminary Statements; provided, that, upon consummation of any transaction that constitutes a Qualifying IPO pursuant to clause (b) of the definition thereof, “Parent” shall mean any successor entity by merger or combination as a result of such Qualifying IPO. “Parent Collateral” means “Collateral” as defined in the Parent Pledge. “Parent Guaranty” means that certain Parent Guaranty, dated as of the Amendment No. 6 Signing Date, by and between Parent and the Administrative Agent. “Parent Pledge” means that certain Pledge and Collateral Agreement, dated as of the Amendment No. 7 Effective Date, by and between Parent and the Administrative Agent as Collateral Agent. “Parent Representation Letter” means the Parent Representation Letter dated as of April 27, 2021, made by Parent for the benefit of the Secured Parties under this Agreement. “Participant” has the meaning set forth in Section 14.03(d). “Participant Register” has the meaning set forth in Section 14.03(e). “PATRIOT Act” has the meaning set forth in Section 14.15. “Payment Date” means (a) prior to and including the Payment Date in October 2021 and so long as no Event of Default is continuing, the fourth Business Day of each calendar month, (b) prior to the Final Maturity Date and so long as no Event of Default is continuing, the tenth day of each calendar month beginning with the Payment Date in November 2021, or if such day is not a Business Day, the first following day that is a Business Day, (c) the Final Maturity Date and (d) on and after the Final Maturity Date or if an Event of Default is continuing, each day selected from time to time by the Administrative Agent (with the consent or at the direction of the Controlling Lenders) (it being understood that the Administrative Agent (with the consent or at the direction of the Controlling Lenders) may select such Payment Date to occur as

15 frequently as daily), or, in the absence of such selection, the tenth day of each calendar month, or if such day is not a Business Day, the first following day that is a Business Day. “Payment Date Certificate” means a certificate in the form of Exhibit B hereto. “PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto. “Pension Plan” means a pension plan as defined in Section 3(2) of ERISA that is subject to Title IV of ERISA (other than a Multiemployer Plan) that is maintained or contributed to by a Bird Transaction Party or any of their respective ERISA Affiliates or with respect to which any Bird Transaction Party may have any liability, contingent or otherwise. “Permitted Holders” means (i) each of the Persons owning Voting Stock of the Parent on the Closing Date, (ii) each of the Persons owning Voting Stock of Bird Canada Inc. on the Amendment No. 7 Effective Date and (iii) those individuals acting from time to time as officers, directors, managers, employees or members, or in any similar capacity, for any entity referred to in clause (i) above, together with, in the case of clause (iii), any entities owned or controlled by any such individuals, independently or together with one or more entities referred to above. “Permitted Liens” means: (a) Liens for Taxes (i) not yet delinquent, (ii) which are being contested in good faith by appropriate proceedings timely instituted and diligently conducted and reserves required by GAAP have been made, or (iii) not in excess of $100,000 individually or $500,000 in the aggregate, in each case at any time; (b) Liens in favor of banking institutions arising as a matter of law or under general terms and conditions encumbering deposits (including the right of set off) and which are within the general parameters customary in the banking industry; (c) statutory Liens in favor of carriers, warehousemen, mechanics, repairmen and other similar Liens imposed by law, in each case incurred in the ordinary course of business; and (d) Liens in favor of the Administrative Agent (for the benefit of the Secured Parties) and any other Liens granted pursuant to the Transaction Documents. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or any Governmental Authority. “Potential Event of Default” means an event that but for notice or lapse of time or both would constitute an Event of Default. “Priority of Payments” has the meaning given to it in Section 4.01. “Project Compass” means the transaction code named Project Compass. “Projections” shall mean the Model and any forward-looking statements (including statements with respect to booked business) of the Bird Parties and their Subsidiaries furnished to the Lenders or the Administrative Agent by or on behalf of the Bird Parties.

16 “Qualifying IPO” means (a) the issuance by Parent or any direct or indirect parent entity of Parent, or of any Permitted Holder, of the common equity interests of Parent or any direct or indirect parent entity of Parent in an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8 (or equivalent forms applicable for foreign public companies or foreign private issuers) or any successor form) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering), (b) any transaction or series of related transactions following consummation of which Parent or any direct or indirect parent entity of Parent is either subject to the periodic reporting obligations of the Exchange Act or has a class or series of Equity Interests publicly traded on a United States national securities exchange, or (c) the acquisition, purchase, merger or combination of Parent (or any parent entity or subsidiary thereof), by or with, a publicly traded special acquisition company or targeted acquisition company or any entity similar to the foregoing (or any subsidiary thereof) that results in the Equity Interests of Parent (or any parent entity or subsidiary thereof), or its successor by merger or combination, being traded on, or Parent (or any parent entity or subsidiary thereof) being wholly-owned by another entity whose equity is traded on, a United States national securities exchange. “Quarterly Payment Date” means the Payment Date occurring in the months of January, April, July, and October, commencing in July 2021. “Quarterly Period” means the three calendar-month periods ending in March, June, September, and December; provided, that the first Quarterly Period occurring after the Closing Date shall be the period commencing on and including the Closing Date and ending on June 30, 2021. “Register” has the meaning set forth in Section 14.03(b). “Reportable Event” means any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than a Pension Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code). “Representatives” has the meaning set forth in Section 14.06(c). “Responsible Officer” of any Person means, any Financial Officer, the chief operating officer, general counsel or other similar officer of such Person. “Restricted Payments” has the meaning set forth in Section 8.01(m). “Revenue Sweep Scooters” means the Eligible Scooters selected by the Borrower that, when included in the calculation of Total Scooter Cost and LTC Percentage for such Quarterly Payment Date, is sufficient to meet the Maximum LTC Percentage applicable on such Quarterly Payment Date; provided, that the Borrower shall select those Eligible Scooters with the highest Borrower Net Revenue for such Quarterly Payment Date. “Revenue Sweep Waiver Request” has the meaning set forth in Section 2.02(c). “Rider Incentive / Contra Pay” means any and all refunds, transaction disputes, rider coupons, rider credits, and failed payments relating to the amount payable by a rider in connection with the use of a Scooter. “Sanctioned Country” means a country subject to a sanctions program maintained under any Anti- Terrorism Law, including any such country identified on the list maintained by OFAC and available at:

17 http://www.treasury.gov/resource-center/sanctions/Programs/ Pages/Programs.aspx, or as otherwise published from time to time. “Sanctioned Person” means (a) a person named on the list of “Specially Designated Nationals” or “Blocked Persons” maintained by OFAC available at: http://www.treasury.gov/ resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC, or (c) any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law. “Scooter” has the meaning set forth in the Preliminary Statements. “Scooter IP” has the meaning set forth in the Scooter Lease. “Scooter Lease” means the Master Scooter Operating Lease and Servicing Agreement dated as of April 27, 2021 among the Borrower as Lessor and Parent as Lessee and Servicer, as amended by (i) that certain Amendment No. 1 to Master Scooter Lease, dated as of October 12, 2021, (ii) that certain Amendment No. 2 to Master Scooter Lease, dated as of April 8, 2022 and (iii) that certain Amendment No. 3 to Master Scooter Lease, dated as of October 7, 2022. “Secured Parties” means each Lender, each Borrower Indemnified Party and each Affected Person. “Securities Act” means the Securities Act of 1933, as amended or otherwise modified from time to time. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, with respect to any Person and as of any particular date, (a) the present fair market value of the assets of such Person is not less than the total liabilities of such Person, (b) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (c) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. “SPAC Transaction” means a merger or business combination pursuant to the Business Combination Agreement (including, for purposes of this definition, any amendment to the Business Combination Agreement after the Second Amendment Effective Date). “Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management

18 of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority and all interest, penalties, additions to tax and any similar liabilities with respect thereto. “Term SOFR” means for each Interest Period, the Term SOFR Reference Rate determined by the Administrative Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), for a tenor comparable to such Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, which determination shall be conclusive in the absence of manifest error; provided, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for such tenor has not been published by the Term SOFR Administrator and the Term SOFR Reference Rate has not been replaced as a benchmark rate pursuant to the terms hereof, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, however, that if (a) the Term SOFR Administrator has made a public announcement identifying a date certain on or after which such rate shall no longer be provided or published, as the case may be; (b) timely, adequate and reasonable means do not exist for ascertaining such rate and the circumstances giving rise to the Administrative Agent’s inability to ascertain Term SOFR are unlikely to be temporary, as determined in the Administrative Agent’s reasonable discretion; or (c) the Administrative Agent determines that use of Term SOFR is no longer appropriate for the purpose of calculating interest under this Agreement and the other Transaction Documents, then the Administrative Agent may, upon prior written notice to the Borrower, choose a reasonably comparable index or source together with corresponding adjustments to any scale factor, spread adjustment and/or floor to such index that the Administrative Agent, in its reasonable discretion, has determined is necessary to preserve the current all-in yield (including interest rate margins, any interest rate floors, original issue discount and upfront fees, but without regard to future fluctuations of such alternative index, it being acknowledged and agreed that neither the Administrative Agent nor any Lender shall have any liability whatsoever from such future fluctuations) to use as the basis for Adjusted Term SOFR, such index or source and adjustments to be consistent with the index or source and adjustments being used by the Administrative Agent on similar transactions with lender finance counterparties; provided, further, that if the replacement index or source as so determined would be less than one percent (1%), the replacement index or source will be deemed to be one percent (1%) for the purposes of this Agreement. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR Replacement Conforming Changes” means, with respect to any replacement of Term SOFR as contemplated in the definition thereof, any technical administrative or operational changes (including, without limitation, changes to the definition of “Base Rate, “Term SOFR”, “Adjusted Term SOFR”, “Interest Rate”, the definition of “Interest Period,” timing and frequency of determining rates and

19 making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such replacement index or source and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the replacement index or source exists, in such other manner of administration as the Administrative Agent decides is reasonable necessary in connection with the administration of this Agreement). “Total Scooter Cost” means, in respect of any date, an amount equal to the number of Eligible Scooters on such date multiplied by the Cost of each Eligible Scooter. “Transaction Documents” means this Agreement, the Contribution Agreements, the Account Control Agreements, the Scooter Lease, the Fee Letters, the Holdco Guarantee, the Parent Representation Letter, the EMEA Guaranty and Pledge Agreement, the EMEA Dutch Pledge, the Parent Guaranty, the Parent Pledge, the Lender Side Letter and all other agreements executed and delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement. For the avoidance of doubt, the Transaction Documents shall not include the Investment Agreement dated on or about the Amendment No. 7 Effective Date among Bird Global, Inc., Travis Vanderzanden, and Bird Canada Inc. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(d)(1)(C). “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. “Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “Voting Stock” shall mean, with respect to any person, such person’s Equity Interests having the right to vote for the election of directors of such person under ordinary circumstances. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. SECTION 1.02. Other Interpretative Matters. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9. For purposes of this Agreement, the other Transaction Documents and all such certificates and other documents, unless the context otherwise requires: (a) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (c) unless otherwise expressly indicated, all references to any Article, Section, Schedule, Exhibit, or Annex are references to Articles, Sections, Schedules, Exhibits, and Annexes in or to such agreement (or the certificate or other document in which the reference is made), and references to any

20 paragraph, subsection, clause, or other subdivision within any Section or definition refer to such paragraph, subsection, clause, or other subdivision of such Section or definition; (d) the term “including” means “including without limitation”; (e) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (f) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (g) references to any Person include that Person’s permitted successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (i) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (j) terms in one gender include the parallel terms in the neuter and opposite gender; and (k) the term “or” is not exclusive. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Controlling Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. ARTICLE II TERMS OF THE LOANS SECTION 2.01. LoansUpon a request by the Borrower pursuant to Section 2.02, and on the terms and subject to the conditions hereinafter set forth, each applicable Class A Lender shall, ratably in accordance with its respective Loan Commitment Percentage, severally and not jointly, make Class A Loans to the Borrower from time to time during the period from the Effective Date to the Commitment Termination Date. Under no circumstances shall any Class A Lender be obligated to make any such Class A Loan if, after giving effect to such Class A Loan, the aggregate principal amount of all Loans extended pursuant to this Article II exceeds the Loan Commitment or such Class A Lender’s share of such Class A Loan exceeds such Lender’s Commitment as of such date. To the fullest extent consistent with applicable laws and regulations, all Class A Loans made under this Section 2.01(a) shall constitute a single tranche and be fungible with each other. The Borrower shall not have any right to reborrow any portion of the Loan that is repaid or prepaid from time to time. As of the Amendment No. 2 Effective Date, the outstanding principal amount of U.S. Loans was $11,259,996.09 and, subject to the terms herein, the amount of available Commitments to be borrowed hereunder was $138,740,003.91. As of the Amendment No. 3 Effective Date, the outstanding principal amount of U.S. Loans was $68,607,386.08. (b) As of the Amendment No. 6 Effective Date, subject to the terms herein, the amount of available Commitments to be borrowed hereunder was $5,000,000.00. As of the Amendment No. 6 Signing Date, the outstanding principal amount of U.S. Loans was $73,520,271.04. As of the Amendment No. 7 Effective Date, the outstanding principal amount of Loans is $45,605,322.28. (c) On the Amendment No. 7 Effective Date, on the terms and subject to the conditions hereinafter set forth, each Class B Lender shall, ratably in accordance with its respective Loan Commitment Percentage, severally and not jointly, make Class B Loans to the Borrower in an aggregate funded amount of $4,000,000. The Borrower shall not have any right to reborrow any portion of the Class B Loans that is repaid or prepaid from time to time.

21 SECTION 2.02. Making of Loans; Repayment of Loans. (a) On the terms and subject to the conditions hereinafter set forth, each Loan hereunder shall be made on a Business Day upon the Borrower’s prior written request to the Administrative Agent (who shall promptly provide to each Lender) in the form of a Loan Request attached hereto as Exhibit A. Each such request for a Loan shall be made no later than 2:00 p.m. (New York City time) on the date that is (x) with respect to Class A Loans, two (2) Business Days prior to the date such requested Loan is to be made (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and (y) with respect to Class B Loans, one (1) calendar day prior to such requested Loan is to be made (or such later time as the Administrative Agent may agree) (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and, in each case shall specify the amount of the Loan(s) requested (which shall be in an amount not less than $2,000,000 and shall be an integral multiple of $100,000 in excess thereof, or shall be in such lower amount as requested by the Borrower and agreed to by the Administrative Agent in its sole discretion). On the date of each Loan specified in the applicable Loan Request, the applicable Lenders shall, upon satisfaction of the applicable conditions set forth in Article VI and pursuant to the other conditions set forth in this Article II, make available to the Borrower in same day funds an aggregate amount equal to the amount of such Loans requested. All Loan proceeds shall be deposited to the Collection Account and may be distributed by the Borrower to the Holdco Guarantor and by the Holdco Guarantor to the Parent (A) to pay the purchase price (including any deposit towards such purchase price) of the Scooters (or reimburse the Parent for the same) identified in the related Loan Request to be purchased with the proceeds of such Loan(s) pursuant to the Contribution Agreements and/or (B) for working capital and general corporate purposes of Parent or any of its Subsidiaries. (b) Each Lender’s obligation shall be several, such that the failure of any Lender to make available to the Borrower any funds in connection with any Loan shall not relieve any other Lender of its obligation, if any, hereunder to make funds available on the date such Loans are requested (it being understood that no Lender shall be responsible for the failure of any other Lender to make funds available to the Borrower in connection with any Loan hereunder). (c) The outstanding principal amount of all Loans shall become immediately due and payable in full on the Final Maturity Date. Prior thereto principal of the Class A Loans shall be due on each Payment Date in an amount equal to the Amortization Amount for such Payment Date and on each Quarterly Payment Date in an amount equal to the Amortization Catch-Up Amount for such Quarterly Payment Date (applied in accordance with the Priority of Payments); provided, that the Borrower may, no later than the date that is twenty (20) Business Days following the last day of the most recently ended fiscal quarter of the Borrower, by written notice to the Administrative Agent (such request, a “Revenue Sweep Waiver Request”), request that the Amortization Catch-Up Amount with respect to the Scooters for the immediately succeeding Quarterly Payment Date be equal to any amount less than the required amount thereof (including, without limitation, $0), and the Administrative Agent shall use commercially reasonable efforts to notify the Borrower in writing within five (5) Business Days (but in any event within ten (10) Business Days) of receipt of such Revenue Sweep Waiver Request as to whether it has, in its sole discretion, agreed to or rejected such Revenue Sweep Waiver Request; provided, that, if the Administrative Agent has not responded to the Borrower with respect to such Revenue Sweep Waiver Request within ten (10) Business Days, the Administrative Agent shall be deemed to have rejected such request. The Borrower may also repay the Loans in accordance with the terms of Section 2.02(e). (d) [Reserved]. (e) The Borrower may from time to time, with at least two (2) Business Days prior delivery to the Administrative Agent of an appropriately completed Payment Notification in the form

22 attached hereto as Exhibit D, prepay the Loans in whole or in part, without premium or penalty; provided, however, that each such prepayment shall be in an amount equal to $100,000 or a higher integral multiple of $25,000 and shall be accompanied by any accrued and unpaid Interest on the amount prepaid and any applicable Fees. Principal payments shall continue in accordance with the Priority of Payments, notwithstanding any partial prepayment of the Loans. Subject to the satisfaction of any unpaid amounts then due under the Priority of Payments, prepayments shall then be applied first to the balance of the Class A Loans and, to the extent the prepayment amount exceeds all amounts due and payable under the Class A Loans (including, for the avoidance of doubt, any outstanding principal, interest, fees or other obligations thereunder), second to the balance of the Class B Loans; provided, that if an Event of Default has occurred or is continuing, prepayments shall be applied first to the balance of the Class A Loans and, to the extent the prepayment amount exceeds all amounts due and payable under the Class A Loans (including, for the avoidance of doubt, any outstanding principal, interest, fees or other obligations thereunder), second to the balance of the Class B Loans, without regard to any unpaid amounts then due under the Priority of Payments. The Administrative Agent shall distribute (i) first, to the Class A Lenders (ratably, based on the amount then due and owing) any amounts received in respect of an optional prepayment in accordance with this Section 2.02(e) and (ii) second, in the event that such amounts received under this Section 2.02(e) exceed all amounts due and payable under the Class A Loans (including, for the avoidance of doubt, any outstanding principal, interest, fees or other obligations thereunder), to the Class B Lenders (ratably, based on the amount then due and owing) any amounts received in respect of an optional prepayment in accordance with this Section 2.02(e). Notwithstanding anything to the contrary set forth in this Section 2.02(e), the Class B Loans may be prepaid substantially concurrently with and subject to the closing of Project Compass and the issuance of convertible debentures pursuant thereto regardless of whether any Class A Loans remain outstanding at such time. SECTION 2.03. Interest and Fees. (a) The Class A Loans shall accrue Interest on each day at the then applicable Class A Interest Rate. The Class B Loans shall accrue Interest on each day at the then applicable Class B Interest Rate. The Borrower shall pay all Interest accrued during each Interest Period on the immediately following Payment Date. Interest shall be paid in accordance with the Priority of Payments. (b) The Borrower shall pay to each Lender and the Administrative Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements among the Borrower, the Lenders, and the Administrative Agent (each as amended, restated, supplemented or otherwise modified from time to time, a “Fee Letter”). SECTION 2.04. Records of Loans. Each Lender shall record in its records the date and amount of the Loans made by such Lender hereunder, the Interest Rate with respect thereto, the Interest accrued thereon, and each repayment and payment thereof. Subject to Section 14.03(b), such records shall be prima facie evidence of the existence and amount of the obligations recorded therein. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under the other Transaction Documents to repay to each Lender the Loans, together with all Interest accruing thereon, and all other Borrower Obligations. ARTICLE III ACCOUNTS AND COLLECTIONS SECTION 3.01. Collection Account. The Borrower shall establish and maintain the Collection Account. The Borrower shall maintain therein Collections and any other amounts required to be paid thereto pursuant to the Transaction Documents. Amounts on deposit in the Collection Account shall be

23 applied on each Payment Date in accordance with the Priority of Payments. The Borrower shall not otherwise be permitted to withdraw amounts from the Collection Account; provided, that the Borrower may withdraw amounts from the Collection Account as follows: (i) the Borrower may distribute any Loan proceeds (or portion thereof) to the Holdco Guarantor and the Holdco Guarantor may distribute the same to the Parent, (ii) the Borrower may distribute the amounts described in clause (vi) of the definition of “Priority of Payments” to the Holdco Guarantor and the Holdco Guarantor may distribute the same to the Parent, and (iii) in lieu of any such distribution described in the foregoing clause (ii), the Borrower may use all or a portion of the amount described in clause (vi) of the definition of “Priority of Payments” to make an optional prepayment of the Loans on the applicable Payment Date in accordance with Section 2.02(e) (such prepayment to be made after the application of the Priority of Payments on such Payment Date). SECTION 3.02. [Reserved]. SECTION 3.03. Collections. The Borrower shall deposit all Collections into the Collection Account. ARTICLE IV SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS SECTION 4.01. Priority of Payments. (a) On each Payment Date, the Borrower shall direct the Account Bank to distribute all amounts on deposit in the Collection Account on such Payment Date in the following order of priority (the “Priority of Payments”), in accordance with the Payment Date Certificate for such Payment Date: (i) first, to the Administrative Agent, Class A Lenders, Borrower Indemnified Parties and Affected Persons (to the extent such Borrower Indemnified Party or Affected Person is a Class A Lender or a Borrower Indemnified Party or Affected Person in respect of a Class A Lender) on a pro rata basis, all accrued and unpaid expenses, costs, or indemnification amounts; (ii) second, to the Administrative Agent, the Administrative Agent Fee, to the extent due and unpaid; (iii) third, to the Administrative Agent for distribution to the Class A Lenders (ratably, based on the amount then due and owing), all accrued and unpaid Interest due to each such Class A Lender for the immediately preceding Interest Period, plus, if applicable, the amount of any such Interest payable for any prior Interest Period to the extent such amount has not been distributed to each such Class A Lender, and any interest accrued pursuant to Section 4.02(b), to the extent unpaid; (iv) fourth, to the Administrative Agent for distribution to the Class A Lenders (ratably, based on the amount then due and owing) (A) on the Final Maturity Date or if an Event of Default is continuing on such Payment Date, the outstanding principal amount of the Loans, or (B) prior to the Final Maturity Date and if an Event of Default is not continuing on such Payment Date, the Amortization Amount for such Payment Date; (v) fifth, if such Payment Date is a Quarterly Payment Date, to the Administrative Agent for distribution to the Class A Lenders (ratably, based on the amount

24 then due and owing), the Amortization Catch-Up Amount (calculated after giving effect to the proviso in Section 2.02(c)), if any; (vi) sixth, to the Class B Lenders, Borrower Indemnified Parties and Affected Persons (to the extent such Borrower Indemnified Party or Affected Person is a Class B Lender or a Borrower Indemnified Party or Affected Person in respect of a Class B Lender), on a pro rata basis, all accrued and unpaid expenses, costs, or indemnification amounts; provided, that as long as any amounts are owed to the Administrative Agent or the Class A Lenders hereunder, such accrued and unpaid expenses and costs (exclusive of (i) any indemnification amounts and (ii) the proportion or attribution of expenses and costs incurred on behalf of all of the Lenders), shall be limited to $250,000 per annum; (vii) seventh, to the Administrative Agent for distribution to the Class B Lenders (ratably, based on the amount then due and owing), all accrued and unpaid Interest due to each such Class B Lender for the immediately preceding Interest Period, plus, if applicable, the amount of any such Interest payable for any prior Interest Period to the extent such amount has not been distributed to each such Class B Lender, and any interest accrued pursuant to Section 4.02(b), to the extent unpaid; (viii) eighth, to the Administrative Agent for distribution to the Class B Lenders (ratably, based on the amount then due and owing), on the Final Maturity Date or if an Event of Default is continuing on such Payment Date, the outstanding principal amount of the Class B Loans; and (ix) ninth, the balance, if any, to be paid at the direction of the Borrower. (b) Notwithstanding anything to the contrary set forth in this Section 4.01, the Administrative Agent shall have no obligation to distribute or pay any amount under this Section 4.01 except to the extent actually received by the Administrative Agent or available to the Administrative Agent from funds on deposit in the Collection Account. All payments or distributions to be made by any Credit Party and any other Person to the Administrative Agent or the Lenders (or their respective related Affected Persons and the Borrower Indemnified Parties), shall be paid or distributed to the applicable party to which such amounts are owed. (c) If and to the extent the Administrative Agent, any Lender, any Affected Person or any Borrower Indemnified Party shall be required for any reason to pay over to any Person (including any Credit Party or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Borrower and, accordingly, the Administrative Agent, such Lender, such Affected Person or such Borrower Indemnified Party, as the case may be, shall have a claim against the Borrower for such amount. SECTION 4.02. Payments and Computations, Etc. (a) All amounts payable to the Administrative Agent, any Lender, any Affected Person or any Borrower Indemnified Party hereunder shall be paid no later than 2:00 p.m. (New York City time) on the day when due in same day funds to the applicable party to which such amounts are due. (b) The Borrower shall, to the extent permitted by Applicable Law, pay interest on any amount not paid or deposited by it when due hereunder, at an interest rate per annum equal to 2.00% per

25 annum above the then applicable Interest Rate, payable in accordance with the Priority of Payments or otherwise on written demand. (c) All computations of interest under subsection (b) above and all computations of Interest, Fees and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit. ARTICLE V INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY; SECURITY INTEREST SECTION 5.01. Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Affected Person; (ii) subject any Affected Person to any Taxes (except to the extent such Taxes are (A) Indemnified Taxes for which relief is sought under Section 5.03, (B) Taxes described in clause (b) through (d) of the definition of Excluded Taxes or (C) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes; the Taxes described in this parenthetical, “Covered Taxes”) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Affected Person any other condition, cost or expense (other than Taxes) (A) affecting the Collateral, this Agreement, any other Transaction Document, any Loan or any participation therein or (B) affecting its obligations or rights to make Loans; and the result of any of the foregoing shall be to increase the cost to such Affected Person of (A) acting as the Administrative Agent or a Lender hereunder, (B) funding or maintaining any Loan or (C) maintaining its obligation to fund or maintain any Loan, or to reduce the amount of any sum received or receivable by such Affected Person hereunder, then, upon request of such Affected Person, the Borrower shall pay to such Affected Person such additional amount or amounts as will compensate such Affected Person for such additional costs incurred or reduction suffered. (b) Capital Adequacy. If any Lender shall reasonably determine that any Change in Law regarding capital adequacy, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such Change in Law or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to

26 capital adequacy) then from time to time, upon demand by such Lender (which demand shall be accompanied by a certificate setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Borrower shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which such Lender first made demand therefor. (c) [Reserved]. (d) Certificates for Reimbursement. A certificate of an Affected Person setting forth the amount or amounts necessary to compensate such Affected Person or its holding company, as the case may be, as specified in clause (a), (b) or (c) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 4.01, pay such Affected Person the amount shown as due on any such certificate on the first Payment Date occurring after the Borrower’s receipt of such certificate; provided, that any such certificate shall state the basis upon which such amount has been calculated and certify that such Affected Person’s method of allocation is not inconsistent with its method of allocation used for other trade receivable securitization facilities or debt facilities which are subject to similar provisions for which reimbursement is being sought. (e) Delay in Requests. Failure or delay on the part of any Affected Person to demand compensation pursuant to this Section shall not constitute a waiver of such Affected Person’s right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 5.02. Adjusted Term SOFR. (a) Adjusted Term SOFR may be adjusted by the Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender due to any Change in Law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws or changes in law with respect to Covered Taxes) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding loans bearing interest based upon Adjusted Term SOFR. In any such event, the affected Lender shall give the Borrower and the Administrative Agent notice of such a determination and adjustment and the Administrative Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, the Borrower may, by notice to such affected Lender (I) require such Lender to furnish to the Borrower a statement setting forth the basis for adjusting Adjusted Term SOFR and the method for determining the amount of such adjustment, or (II) repay the Loans bearing interest based upon the Adjusted Term SOFR with respect to which such adjustment is made. (b) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to maintain Loans bearing interest based upon Adjusted Term SOFR or to continue such maintaining, or to determine or charge interest rates at Adjusted Term SOFR, such Lender shall give notice of such changed circumstances to the Administrative Agent and the Borrower and the Administrative Agent promptly shall

27 transmit the notice to each other Lender, (i) in the case of the pro rata share of the Loans held by such Lender and then outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such portion of the Loans, and interest upon such portion thereafter shall accrue interest at the Base Rate plus the Applicable Margin, and (ii) such portion of the Loans shall continue to accrue interest at the Base Rate plus the Applicable Margin until such Lender determines that it would no longer be unlawful or impractical to maintain such Loans at Adjusted Term SOFR. (c) Anything to the contrary contained herein notwithstanding, neither the Administrative Agent nor any Lender is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues based on Adjusted Term SOFR. (d) In connection with any replacement of Term SOFR as contemplated in the definition thereof, the Administrative Agent will have the right to make Term SOFR Replacement Conforming Changes and amendments implementing such Term SOFR Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. The Administrative Agent will promptly notify the Credit Parties and the Lenders of (i) replacement of Term SOFR as contemplated in the definition thereof and (ii) the effectiveness of any Term SOFR Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent in connection with any replacement of Term SOFR, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 5.02. Notwithstanding the foregoing, the Administrative Agent will cooperate with the Borrower to effectuate any modification to this Agreement or the credit extensions made connection therewith (as contemplated by this Section 5.02) in a manner that does not result in a deemed exchange of such credit extensions under Section 1001 of the Code. SECTION 5.03. Taxes. (a) Payments Free of Taxes. All payments of principal and interest on the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and if any such withholding or deduction is in respect of any Indemnified Taxes, then the Borrower shall pay such additional amount or amounts as is necessary to ensure that the net amount actually received by the Administrative Agent (for amounts received for its own account) and each Lender will equal the full amount the Administrative Agent and such Lender would have received had no such withholding or deduction of Indemnified Taxes been required (including, without limitation, such withholdings and deductions applicable to additional sums payable under this Section 5.03). After payment of any Tax by the Borrower to a Governmental Authority pursuant to this Section 5.03, the Borrower shall promptly forward to the Administrative Agent the original or a certified copy of an official receipt, a copy of the return reporting such payment, or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or, at the option of the Administrative Agent, timely reimburse the Administrative Agent for the payment of, any Other Taxes.

28 (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and the Lenders, within ten (10) days after demand thereof, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate in reasonable detail as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 5.03(d)(i), 5.03(d)(ii) and 5.03(f) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (i) Each Lender that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes and is a party hereto on the Closing Date or the Amendment No. 7 Effective Date or purports to become an assignee of an interest pursuant to Section 14.03 after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) (each such Lender a “Foreign Lender”) shall, to the extent permitted by Applicable Law, execute and deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable: (A) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Transaction Document, two (2) properly completed and executed originals of United States Internal Revenue Service (“IRS”) Forms W-8BEN or W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Documents, two (2) properly completed and executed originals of IRS Forms W-8BEN or W-8BEN-E (or successor form) establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the "business profits" or "other income" article of such tax treaty; (B) two (2) executed originals of Form W-8ECI (or successor form); (C) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower

29 within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) two (2) executed originals of IRS Forms W-8BEN or W-8BEN-E (or successor form); (D) to the extent a Foreign Lender is not the beneficial owner, two (2) executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (or successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; or (E) other applicable forms, certificates or documents prescribed by the IRS. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. In addition, to the extent permitted by Applicable Law, such forms shall be delivered by each Foreign Lender upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each Foreign Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). (ii) Each Lender that is a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes and is a party hereto on the Closing Date or the Amendment No. 7 Effective Date or purports to become an assignee of an interest pursuant to Section 14.03 after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall provide to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), a properly completed and executed IRS Form W-9 or any successor form certifying as to such Lender's entitlement to an exemption from U.S. backup withholding and, to the extent permitted by Applicable Law, other applicable forms, certificates or documents prescribed by the IRS or reasonably requested by the Borrower or Administrative Agent. Each such Lender shall promptly notify the Borrower at any time it determines that any certificate previously delivered to the Borrower (or any other form of certification adopted by the U.S. governmental authorities for such purposes) is no longer valid. (iii) Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or Administrative Agent to determine the withholding or deduction required to be made. (iv) The Administrative Agent shall deliver to the Borrower , on or prior to the date on which it becomes a party to this Agreement, a duly completed IRS Form W-8, with the effect that the Borrower may make payments to the Administrative Agent, to the extent

30 such payments are received by the Administrative Agent as an intermediary, without deduction or withholding of any Taxes imposed by the United States (and the Administrative Agent will serve as a U.S. withholding agent (and complete associated reporting responsibilities) with respect to Chapter 3 and Chapter 4 withholding on amounts paid to the Administrative Agent in respect of the Loans (or any other amounts payable hereunder). (e) Treatment of Certain Refunds. If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified by the Borrower pursuant to this Section 5.3 (including by the payment of additional amounts pursuant to this Section 5.3), then it shall promptly pay an amount equal to such refund to the Borrower, net of all reasonable out-of-pocket expenses of such Lender or of the Administrative Agent with respect thereto, including any Taxes; provided, however, that the Borrower, upon the written request of such Lender or the Administrative Agent, agrees to repay any amount paid over to the Borrower to such Lender or to the Administrative Agent (plus any related penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender or the Administrative Agent is required, for any reason, to disgorge or otherwise repay such refund. Notwithstanding anything to the contrary in this Section 5.3, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.3(e) the payment of which would place the indemnified party in a less favorable net after- Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.3 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (f) Documentation Required by FATCA. If a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 14.03(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise

31 payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (g). (h) Survival. Each party’s obligations under Section 5.03(a) through (g) shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all Borrower Obligations hereunder. ARTICLE VI CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS SECTION 6.01. Conditions Precedent to Effectiveness of this Agreement. This Agreement shall be effective on the date (the “Effective Date”) on which the conditions precedent are satisfied: (a) Transaction Documents. The Administrative Agent and the Lenders shall have received copies of each of the Transaction Documents executed and delivered by each party thereto. (b) Organizational Documents; Incumbency. The Administrative Agent and the Lenders shall have received (i) true, correct and complete copies of the organizational documents of the Bird Parties; (ii) signature and incumbency certificates of the officers of each of the Bird Parties executing the Transaction Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each of the Bird Parties approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by a Responsible Officer as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each of the Bird Parties’ jurisdiction of incorporation, organization or formation dated a recent date prior to the Closing Date; and (v) such other documents as Administrative Agent or the Lenders may reasonably request. (c) Transaction Costs. At least two (2) Business Days prior to the Closing Date, the Borrower shall have delivered to the Lenders the Borrower’s reasonable best estimate of the fees, costs and expenses payable by the Parent or the Borrower on or before the Closing Date in connection with the transactions contemplated by the Transaction Documents. (d) Liens. The Administrative Agent and the Lenders shall have received the results of a recent search, by a Person satisfactory to the Lenders, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of the Bird Parties, together with copies of all such filings disclosed by such search. (e) Financial Statements. The Lenders shall have received the Historical Financial Statements. (f) [Reserved]. (g) Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received executed copies of favorable written opinions, dated as of the Closing Date, of Latham & Watkins LLP, counsel to the Bird Parties, covering corporate, enforceability, and security interest matters and such other matters as the Lenders may request, in form and substance satisfactory to the Lenders (and each Bird Party instructs such counsel to deliver such opinions to the Administrative Agent and the Lenders).

32 (h) Fees. The Bird Parties shall have executed and delivered the Fee Letters to the Administrative Agent and the Class A Lenders. (i) Solvency Certificate. The Bird Parties shall have delivered to the Administrative Agent and the Lenders an executed solvency certificate in the form of Exhibit E hereto. (j) Closing Date Certificates. The Bird Parties shall have delivered to Administrative Agent and the Lenders an executed certificate in the form of Exhibit F hereto, together with all attachments thereto. (k) Due Diligence. Other than changes occurring in the ordinary course of business, no information or materials are or should have been available to the Bird Parties as of the Closing Date that are materially inconsistent with the material previously provided to the Lenders for their due diligence review of the Bird Parties and their respective business. (l) No Material Adverse Change. Since December 31, 2020, no event, circumstance or change shall have occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. (m) KYC; Beneficial Ownership. The Administrative Agent and the Lenders shall have received from the Bird Parties all documentation and information required under the applicable "know your customer" requirements of the Anti-Terrorism Laws. (n) Model. The Lenders shall have received, at least three (3) Business Days prior to the Closing Date, the financial model for the Loans, which shall be satisfactory to the Class A Lenders in their sole discretion (the “Model”) (it being agreed and acknowledged by the Lenders that the Model delivered to the Lenders on April 16, 2021 is satisfactory). (o) Data Tape. The Lenders shall have received, at least three (3) Business Days prior to the Closing Date, the data tape that includes the applicable information set forth on Exhibit H (the “Data Tape”) with respect to Scooters owned by the Borrower on or prior to the Closing Date, which shall be satisfactory to the Class A Lenders in their sole discretion (it being agreed and acknowledged by the Lenders that the Data Tape delivered to the Lenders on April 23, 2021 is satisfactory). (p) [Reserved]. (q) Funds Flow. The Lenders shall have received at least three (3) Business Days prior to the Closing Date a funds flow memorandum, in form and substance reasonably satisfactory to them. SECTION 6.02. Conditions Precedent to Each Class B Loan Credit Extension. Each Credit Extension of Class B Loans hereunder on or after the Amendment No. 7 Effective Date shall be subject to the conditions precedent that: (a) the Borrower shall have delivered to the Administrative Agent a Loan Request for such Loan in accordance with Section 2.02(a); (b) the Borrower (or the Parent on its behalf) shall have delivered to the Administrative Agent all Payment Date Certificates, if any, required to be delivered hereunder on or prior to such date;

33 (c) the conditions precedent to such Credit Extension specified in Section 2.02 shall be satisfied; (d) on the date of such Credit Extension the following statements shall be true and correct (and upon the occurrence of such Credit Extension, the Credit Parties shall be deemed to have represented and warranted that such statements are then true and correct): (i) the representations and warranties of the Credit Parties contained in Section 7.01 are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of such Credit Extension as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; (ii) the Borrower will use the proceeds of the Credit Extension solely in accordance with Section 2.02(a) of this Agreement; and (iii) no Event of Default or Potential Event of Default has occurred and is continuing, and no Event of Default or Potential Event of Default would result from such Credit Extension; and (e) the Borrower owns and has good and marketable title to the Collateral free and clear of any Adverse Claim of any Person other than Liens permitted to exist under this Agreement. ARTICLE VII REPRESENTATIONS AND WARRANTIES SECTION 7.01. Representations and Warranties of the Credit Parties. On the Closing Date and on each date on which representations and warranties are required to be made hereunder, the Credit Parties represent and warrant to the Administrative Agent and each Lender: (a) Organization and Good Standing. Each Credit Party is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority under its constitutional documents and under the laws of its jurisdiction to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. (b) Due Qualification. Each Credit Party is duly qualified to do business as a limited liability company and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization. Each Credit Party (i) has all necessary limited liability company power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party and (C) grant a security interest in the Collateral or the Guarantor Collateral, as the case may be, to the Administrative Agent on the terms and subject to the conditions herein provided, or in the case of Holdco Guarantor, the Holdco Guarantee, and (ii) has duly authorized by all necessary limited liability company action such grant and the execution, delivery and

34 performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party. (d) Binding Obligations. This Agreement and each of the other Transaction Documents to which each Credit Party is a party, when executed and delivered by such Credit Party and each other party thereto, will constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (e) No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to which each Credit Party is a party, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under its organizational documents, any Government Approval, or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust, or other agreement or instrument to which such Credit Party is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Collateral pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust, or other agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except in the case of each of the foregoing clauses (i) through (iii) to the extent that any such conflict, breach, default, Adverse Claim or violation, as applicable, could not reasonably be expected to have a Material Adverse Effect. (f) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Credit Parties, threatened in writing, against the Bird Transaction Parties before any Governmental Authority and (ii) none of the Bird Transaction Parties is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity or unenforceability of this Agreement or any other Transaction Document, (B) seeks to prevent the grant of a security interest in any of the Collateral by the Borrower to the Administrative Agent, any Guarantor Collateral by the Holdco Guarantor to the Administrative Agent, the ownership or acquisition by the Borrower of any Collateral or of Holdco Guarantor of any Guarantor Collateral, or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that could materially and adversely affect the performance by any of the Bird Transaction Parties of its obligations under this Agreement or any other Transaction Document or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect. (g) Government Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Credit Parties in connection with the operation of the Scooters, including, without limitation, any applicable Government Approvals, the grant of a security interest to the Administrative Agent hereunder or under the Holdco Guarantee, as applicable, or the due execution, delivery and performance by the Credit Parties of this Agreement or any other Transaction Document to which they are a party and the consummation by the Credit Parties of the transactions contemplated by this Agreement and the other Transaction Documents to which they are a party have been obtained or made and are in full force and effect.

35 (h) Margin Regulations. The Credit Parties are not engaged, principally or as one of their important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). No part of the proceeds of the Loans made to any Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U, or X of the Board of Governors of the Federal Reserve System. (i) Solvency. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, (A) prior to the date that is ninety (90) calendar days after the Amendment No. 7 Closing Date, Parent and its subsidiaries, on a consolidated basis, are Solvent, and (B) thereafter, each of the Bird Transaction Parties is Solvent. (j) Offices; Legal Name. The Borrower’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed within four months prior to the date of this Agreement. The chief executive office of the Borrower is set forth on Schedule V hereto. The legal name of the Borrower is Bird US Opco, LLC. Holdco Guarantor’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed within four months prior to the date of this Agreement. The chief executive office of Holdco Guarantor is set forth on Schedule V hereto. The legal name of Holdco Guarantor is Bird US Holdco, LLC. (k) Investment Company Act; Volcker Rule. Neither of the Credit Parties (i) is, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act and (ii) is a “covered fund” under the Volcker Rule. (l) No Material Adverse Effect. Since the date of formation of each of the Credit Parties, respectively, there has been no Material Adverse Effect with respect to such Credit Party. (m) Accuracy of Information. All written information (including Payment Date Certificates, Loan Requests, certificates, reports, statements, and other documents) (other than the Projections, forward looking information and information of a general economic nature or general industry nature) furnished to the Administrative Agent or any Lender by or on behalf of a Bird Transaction Party pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under this Agreement or any other Transaction Document, is at the time the same are so furnished (or as of any earlier date or later date (in the case of any certifications in any Loan Request to be made on the date the related Credit Extension is made) specified therein), when taken as a whole, true and correct in all material respects on the date the same are furnished to the Administrative Agent or such Lender (or, in the case of any certifications in any Loan Request to be made on the date the related Credit Extension is made, on the date such Credit Extension is made), and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which such statements are made; provided, that with respect to any Loan Request furnished solely for the purpose of a Credit Extension on or around April 26th, 2022, the written information set forth in such Loan Request shall not be subject to the requirements of this Section 7.01(m) at the time furnished (but shall be subject to the requirements of this Section 7.01(m) as of the date of the Credit Extension set forth therein). The Projections and other forward looking information and information of a general economic nature prepared by or on behalf of the Bird Transaction Parties or any of their respective representatives and that have been made available to the Administrative Agent or any Lender in connection with the Transaction Documents have been prepared in good faith based upon assumptions believed by such Bird Transaction Party to be reasonable (it being understood that such Projections are as to future events and are not to be viewed as facts, such Projections are subject to significant uncertainties and contingencies and that actual results during the period or periods

36 covered by any such Projections may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized) as of the date such Projections and information were furnished to the Administrative Agent or such Lender. (n) Anti-Money Laundering/International Trade Law Compliance. None of the Bird Transaction Parties and, to the knowledge of the Credit Parties, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that violates or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) is a Blocked Person, or is controlled by a Blocked Person, (iv) is acting or will act for or on behalf of a Blocked Person, (v) is associated with, or will become associated with, a Blocked Person or (vi) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person. No Bird Transaction Party nor, to the knowledge of any Credit Party, any of their Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. (o) Perfection Representations. (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Borrower’s right, title and interest in, to and under the Collateral which (A) upon the filing of the UCC financing statements referred to in Section 7.01(o)(iv) and the execution of the Account Control Agreement referred to in Section 7.01(p)(iii), will constitute a perfected security interest and is enforceable against creditors of and purchasers from the Borrower and (B) will be free of all Adverse Claims in such Collateral, except for Permitted Liens. (ii) Except as otherwise notified to the Administrative Agent in writing, the Scooters are not subject to any certificate of title act or similar law, statute, or regulation. (iii) The Borrower owns and has good and marketable title to the Collateral free and clear of any Adverse Claim of any Person other than Liens permitted to exist under this Agreement. (iv) All appropriate financing statements, financing statement amendments and continuation statements have been delivered to the Administrative Agent to be filed in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect (and continue the perfection of) the sale and contribution of the Scooters to the Borrower pursuant to the Contribution Agreements and the grant by the Borrower of a security interest in the Collateral to the Administrative Agent pursuant to this Agreement. (v) Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral except as permitted by this Agreement and the other Transaction Documents. The Borrower has not authorized the filing of and, except as otherwise notified to the Administrative Agent in writing, is not aware of any financing statements filed against the Borrower that include a description of collateral covering the Collateral other than any financing statement (i) in favor of the Administrative Agent or (ii) that has been terminated. The Borrower is not aware of any

37 judgment lien, ERISA lien or tax lien filings against the Borrower that are not permitted by this Agreement and the other Transaction Documents. (vi) Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Section 7.01(o) shall be continuing and remain in full force and effect until the Final Payout Date. (p) Collection Account. (i) Nature of Accounts. The Collection Account constitutes a “deposit account” within the meaning of the applicable UCC. (ii) Ownership. The Collection Account is in the name of the Borrower, and the Borrower owns and has good and marketable title to the Collection Account free and clear of any Adverse Claim, except for Permitted Liens. (iii) Perfection. The Borrower has delivered to the Administrative Agent a fully executed Account Control Agreement relating to the Collection Account. The Administrative Agent has “control” (as defined in Section 9-104 of the UCC) over the Collection Account. (iv) Instructions. The Collection Account is not in the name of any Person other than the Borrower. No Bird Transaction Party has consented to the Account Bank complying with instructions of any Person with respect to the Collection Account other than the Administrative Agent or the Borrower. (q) Ordinary Course of Business. Each remittance of any amount by or on behalf of the Borrower to the Administrative Agent or the Lenders under this Agreement will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower. (r) Compliance with Law. The Credit Parties have complied with all Applicable Laws to which each of them may be subject, except where any such failure to comply with Applicable Laws could not reasonably be expected to have a Material Adverse Effect. (s) Bulk Sales Act. No transaction contemplated by this Agreement requires compliance by it with any bulk sales act or similar law. (t) Taxes. The Bird Transaction Parties have (i) timely filed all material tax returns (federal, state and local) required to be filed by them, (ii) paid, or caused to be paid, all material taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, and (iii) paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each state in which it is required to so qualify, except with respect to this clause (iii), where any such failure to pay such fees and expenses could not reasonably be expected to have a Material Adverse Effect. (u) Tax Status. Each of the Credit Parties (i) is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal

38 income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Code) and (ii) is not and will not at any relevant time become an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes. As of the Closing Date, the Credit Parties are not subject to any Tax in any jurisdiction outside the United States and following the Closing Date, the Credit Parties will use their reasonable best efforts to not become subject to any material Tax in any jurisdiction outside the United States. (v) [Reserved]. (w) Other Transaction Documents. Each representation and warranty made by the Credit Parties under each other Transaction Document to which it is a party is true and correct in all material respects as of the date when made. (x) Scooters. On the Closing Date, all of the Scooters are Eligible Scooters, and on the date of each Credit Extension with respect to a Class A Loan, all of the Scooters transferred to Borrower in respect of such Credit Extension are Eligible Scooters. ARTICLE VIII COVENANTS SECTION 8.01. Covenants of the Credit Parties. At all times from the Closing Date until the Final Payout Date: (a) Payment of Principal and Interest. The Borrower shall duly and punctually pay Interest, Fees, principal of the Loans, and all other amounts payable by the Borrower hereunder in accordance with the terms of this Agreement. (b) Existence. Each of the Credit Parties shall keep in full force and effect its existence and rights as a limited liability company under the laws of the State of Delaware, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents, the Collateral, and the Guarantor Collateral, except where failure to maintain such qualification could not reasonably be expected to have a Material Adverse Effect. (c) Financial Reporting. The Credit Parties (or the Parent on their behalf) shall furnish to the Administrative Agent: (i) Borrower Financial Information. Not later than thirty (30) calendar days following each Collection Period, an income statement for the Credit Parties; and not later than forty-five (45) days following each fiscal quarter of the Credit Parties, a balance sheet for the Credit Parties. Following the first anniversary of the Closing Date, such income statement and balance sheet shall be prepared in accordance with GAAP in all material respects. (ii) Information and Reports. (A) Not later than two (2) Business Days prior to each Payment Date, a Payment Date Certificate for such Payment Date; and (B) not later than two (2) Business Days prior to each Payment Date, an updated Data Tape for the Collection Period ended immediately prior to such Payment Date.

39 (iii) AUP Letter. Not later than (x) one hundred twenty (120) calendar days following the Closing Date, (y) on June 30 of each calendar year, beginning on June 30, 2022, and (z) following the occurrence of an Event of Default, upon request by the Administrative Agent, the Administrative Agent shall have received a letter from a nationally recognized audit or similar firm (the “AUP Consultant”) concerning the procedures with respect to each such date set forth on Exhibit I attached hereto performed in respect of the Model and Data Tape provided on or prior to the Closing Date, in the case of the letter referred to in clause (x) above, and in respect of the information set forth on Exhibit I, in the case of the letter referred to in clause (y) or clause (z) above; provided, that so long as the Bird Parties use commercially reasonable efforts to cooperate with the AUP Consultant with respect to each such letter, the obligations set forth in this clause (iii) shall be deemed satisfied upon the earlier of (A) the delivery of such letter to the Administrative Agent and (B) (x) the date that is one hundred twenty (120) calendar days following the Closing Date, in the case of the letter referred to in clause (x) above, and (y) June 30 of each calendar year, in the case of the letter referred to in clause (y) above. (iv) Other Information. Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request to the extent such information is not otherwise already provided to the Administrative Agent or Lenders pursuant to a report or covenant set forth herein. (d) Notices. Each Credit Party (or the Parent on its behalf) will notify the Administrative Agent and each Lender in writing of any of the following events promptly upon (but in no event later than five (5) Business Days after) a Financial Officer learns of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto; provided, that notice delivered by any Bird Party (notwithstanding the requirement below as to delivery from the Borrower or officer thereof) as to a given event shall be deemed to satisfy such requirement: (i) Notice of Events of Default. Any Event of Default or Potential Event of Default that has occurred and is continuing. (ii) Representations and Warranties. The failure of any representation or warranty made or deemed to be made by any of the Credit Parties under this Agreement or any other Transaction Document to be true and correct in any material respect when made. (iii) Litigation. The institution of any litigation, arbitration proceeding, or governmental proceeding with respect to any Bird Transaction Party, provided that (A) with respect to any Person other than the Credit Parties, notice is only required to the extent such litigation, arbitration proceeding, or governmental proceeding could reasonably be expected to have a Material Adverse Effect if adversely determined; and (B) with respect to the Credit Parties and any litigation, arbitration proceeding, or governmental proceeding involving a monetary claim, notice is only required to the extent the claimed amount is $500,000 or more. (iv) Adverse Claim. (A) Any Person shall obtain an Adverse Claim (other than a Permitted Lien) upon the Collateral or the Guarantor Collateral or any portion thereof, or (B) any Person other than the Borrower, the applicable Account Bank or the Administrative Agent shall obtain any rights or direct any action with respect to the Collection Account.

40 (v) Change in Accountants or Accounting Policy. Any change in (A) the external accountants of any Bird Party or (B) any material accounting policy of any Bird Party that is relevant to the transactions contemplated by this Agreement or any other Transaction Document. (vi) [Reserved]. (vii) Material Adverse Change. Notice of any material adverse change in the business, operations, property or financial or other condition of any Bird Transaction Party. (viii) Government Approvals. Notice of any termination, expiration, or material change in any Government Approvals for any Municipality in which any of the Scooters are located if any such termination, expiration, or material change could reasonably be expected to (A) in the case of the Scooters, result in a breach of Section 8.01(v) as of the next occurring Payment Date or Quarterly Payment Date, as applicable, (B) in the case of the Scooters, result in a breach of Section 8.01(y), or (C) have a Material Adverse Effect. (ix) Fleet Managers. Notice of any change to the operation of the Scooters such that 25% or more of all Scooters are not or will not be managed by fleet managers. (e) Compliance with Laws. The Credit Parties will comply with all Applicable Laws to which they may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect. (f) Furnishing of Information and Inspection of Records. The Credit Parties will, at the Credit Parties’ expense, during regular business hours with prior written notice (i) permit the Administrative Agent and each Controlling Lender or their respective agents or representatives to (A) examine and make copies of and abstracts from all books and records relating to the Scooters and other Collateral and Guarantor Collateral, (B) visit the offices and properties of the Credit Parties for the purpose of examining such books and records and (C) discuss matters relating to the Scooters, the other Collateral, the Guarantor Collateral or the Credit Parties’ performance hereunder or under the other Transaction Documents with any of the senior management of the Credit Parties having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at the Credit Parties’ expense, upon prior written notice from the Administrative Agent, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to the Scooters and other Collateral; provided, that neither the Administrative Agent nor any accountants or auditors engaged by the Administrative Agent shall be entitled to take copies, extracts, or photos of any information that contains trade secrets, is subject to legal privilege, or is otherwise of strategic importance to the business of the Bird Transaction Parties, in each case, as determined by the Borrower acting reasonably and in good faith; provided, further, that the Credit Parties shall be required to reimburse the Administrative Agent for only one (1) such review pursuant to clause (ii) above in any twelve-month period, unless an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary above, in the event that any Controlling Lender or the Administrative Agent conducts a review, request for information or inspection of records as provided for in this Section 8.01(f), each Class B Lender shall, to the extent reasonably practicable, be notified at least two Business Days in advance and have the right to (i) review any such information, records and other documentation provided to such Controlling Lender or the Administrative Agent, as applicable and (ii) observe any visit or discussion conducted pursuant to subparts (B) or (C) above; provided, that (i) no Class B Lender shall have the right to be reimbursed for any costs related to the foregoing and (ii) the Administrative Agent and Controlling Lenders shall not have any liability to any Class B Lender in connection with this Section 8.01(f).

41 (g) Accounts. The Borrower shall not terminate any Account Control Agreement or the Account Bank or close the Collection Account. (h) Sales, Liens, etc. Except as otherwise provided herein or in any other Transaction Document, the Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than Permitted Liens) upon (including, without limitation, the filing of any financing statement) or with respect to, any Scooter or other Collateral, or assign any right to receive income in respect thereof. (i) Fundamental Changes. The Credit Parties shall not, without the prior written consent of the Administrative Agent and the Controlling Lenders, permit themselves to merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of their respective assets (whether now owned or hereafter acquired) to, any Person; provided, that the transfer of Scooters by the Borrower to Parent (directly or by way of transfer to Holdco Guarantor and from Holdco Guarantor to Parent) pursuant to and in accordance with Section 8.01(s) shall be permitted. (j) Books and Records. From and after the date that is sixty (60) calendar days after the Closing Date (as the same may be extended by the Administrative Agent in its sole discretion), the Borrower shall maintain and implement (or cause the Parent to maintain and implement) administrative and operating procedures (including an ability to recreate records evidencing Collections in the event of the destruction of the originals thereof), and keep and maintain (or cause the Parent to keep and maintain) all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable in connection with operating the Scooters and documenting Collections. (k) Security Interest, Etc. The Credit Parties will (and will cause the Parent to), at their expense, take all action necessary to establish and maintain a valid and enforceable first priority perfected security interest in the Collateral and the Guarantor Collateral, respectively, in each case free and clear of any Adverse Claim except for Liens permitted to exist under this Agreement or the other Transaction Documents, in favor of the Administrative Agent (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Administrative Agent (on behalf of the Secured Parties) as the Administrative Agent or any Secured Party may reasonably request, in each case consistent with the terms of this Agreement or the other Transaction Documents. In order to evidence the security interests of the Administrative Agent under this Agreement, the Credit Parties shall, from time to time take such action, or execute and deliver such instruments as may be necessary (including, without limitation, such actions as are reasonably requested by the Administrative Agent) to maintain and perfect, as a first-priority interest, the Administrative Agent’s security interest in the Collateral and Guarantor Collateral, respectively. The Credit Parties shall, from time to time and within the time limits established by law, prepare and present to the Administrative Agent for the Administrative Agent’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Administrative Agent’s security interest as a first-priority interest. The Administrative Agent’s approval of such filings shall authorize the Credit Parties to file such financing statements under the UCC without the signature of the Credit Parties or the Administrative Agent where allowed by Applicable Law. Notwithstanding anything else in the Transaction Documents to the contrary, the Credit Parties shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Administrative Agent. (l) Certain Agreements. Without the prior written consent of the Administrative Agent and the Controlling Lenders, the Credit Parties will not (and will not permit the Parent to) (x) amend,

42 modify, waive, revoke or terminate any Transaction Document or any provision of their organizational documents, or (y) exercise any remedies in respect of the Transaction Documents or give any direction to the Lessee under the Scooter Lease. (m) Restricted Payments. (i) Except pursuant to clauses (ii), (iii), and (iv) below, the Credit Parties will not: (A) purchase or redeem any of their respective membership interests, or (B) declare or pay any distribution on their respective membership interest or set aside any funds for any such purpose (the amounts described in clauses (A) and (B) being referred to as “Restricted Payments”). (ii) The Borrower may make Restricted Payments only out of the funds, if any, it receives pursuant to the last sentence of Section 2.02(a), Section 3.02, and Section 4.01(a) of this Agreement; provided, that the Borrower shall not pay, make or declare any Restricted Payment (including any dividend) if, after giving effect thereto, any Event of Default or Potential Event of Default shall have occurred and be continuing. (iii) Holdco Guarantor may make Restricted Payments only out of the funds it receives pursuant to clause (ii) above; provided, that Holdco Guarantor shall not pay, make or declare any Restricted Payment (including any dividend) if, after giving effect thereto, any Event of Default or Potential Event of Default shall have occurred and be continuing. (iv) Without limiting the foregoing, upon written notice to the Administrative Agent, the Borrower and Holdco Guarantor may each make Restricted Payments on or prior to the second Business Day following a Payment Date, if (A) such Restricted Payments are made from funds that would have been available for distribution on such Payment Date pursuant to Section 4.01(a) but for the existence of a Potential Event of Default under Section 8.01(y)(i) on such Payment Date and (B) prior to the making of such Restricted Payments, (x) the Borrower cures such Potential Event of Default in accordance with Section 8.01(y)(i), and (y) as of the date of such Restricted Payments, the LTC Percentage is equal to or less than the Maximum LTC Percentage. (n) Other Business. Other than as contemplated by the Transaction Documents, the Credit Parties will not: (i) engage in any other business or activity, (ii) create, incur or permit to exist any Debt of any kind (or cause or permit to be issued for its account any letters of credit or bankers’ acceptances), (iii) form any Subsidiary or make any investments in any other Person, or (iv) acquire obligations or securities of or make loans or advances to or grant a security interest in or pledge their assets for the benefit of its member, any Affiliate or any other Person (other than Permitted Liens). (o) Change in Name or Jurisdiction of Origination, etc. (i) The Credit Parties shall at all times be organized under the laws of the State of Delaware and shall not take any action to change their jurisdiction of organization. (ii) The Credit Parties will not change their respective name, location, identity or corporate structure unless (w) such Credit Party provides the Administrative Agent and Lenders at least thirty (30) days prior notice thereof, (x) such Credit Party, at its own expense, shall have taken all action necessary to perfect or maintain the perfection of the security interest under this Agreement (including, without limitation, the filing of all financing statements and the taking of such other action as the Administrative Agent may

43 request in connection with such change or relocation), (y) the Administrative Agent and the Controlling Lenders have consented thereto in writing, and (z) if requested by the Administrative Agent, such Credit Party shall cause to be delivered to the Administrative Agent, an opinion, in form and substance satisfactory to the Administrative Agent as to such UCC perfection and priority matters as the Administrative Agent may request at such time. (p) Taxes. Each of the Credit Parties will (i) timely file all material tax returns (federal, state and local) required to be filed by it and (ii) pay, or cause to be paid, all material taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP. (q) Tax Status of the Credit Parties. The Credit Parties will remain wholly-owned subsidiaries of a United States person (within the meaning of Section 7701(a)(30) of the Code) and will not incur withholding taxes under Section 1446 of the Code. No action will be taken that would cause either Credit Party to (i) be treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes or (ii) become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Credit Parties will use reasonable best efforts to not become subject to any Tax in any jurisdiction outside the United States. (r) Compliance with Anti-Terrorism Laws. The Administrative Agent hereby notifies the Credit Parties that pursuant to the requirements of Anti-Terrorism Laws, and the Administrative Agent’s policies and practices, the Administrative Agent is required to obtain, verify and record certain information and documentation that identifies the Credit Parties and their respective principals, which information includes the name and address of each Credit Party and its principals and such other information that will allow Agent to identify such party in accordance with Anti-Terrorism Laws. No Credit Party will, directly or indirectly, knowingly enter into any contract with any Blocked Person or any Person listed on the OFAC Lists. Each Credit Party shall immediately notify the Administrative Agent if such Credit Party has actual knowledge that any Credit Party or any of their respective Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on, or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. No Credit Party will, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that violates or attempts to violate any of the prohibitions set forth in Executive Order No. 13224 or other Anti- Terrorism Law. (s) Maintenance and Operation of Scooters. At all times, the Borrower will (i) to the extent required to comply with Section 8.01(v), maintain, or cause to be maintained by the Parent pursuant to the Scooter Lease, the Scooters in good repair and working order (reasonable wear and tear excepted), and (ii) cause such Scooters to be operated by the Parent pursuant to and in accordance with the terms of the Scooter Lease. The Borrower may not sell or otherwise transfer title of any Scooter to any other Person. (t) Certificate of Title Acts. The Borrower will not operate and will not permit the Parent to operate any of the Scooters in a jurisdiction in which the Scooters may or are required to be registered under any certificate of title act or similar law, statute, or regulation.

44 (u) Insurance. The Borrower will cause the Parent to list (i) each of the Borrower and the Administrative Agent as an “additional insured” on any liability insurance policy maintained by the Parent in respect of the Scooters and (ii) the Administrative Agent as a “loss payee” on any casualty insurance policy maintained by the Parent in respect of the Scooters (but not, for the avoidance of doubt, with respect to any insurance policy for scooters owned by Parent or any of Parent’s other assets). The Borrower shall deposit any Insurance Proceeds received in respect of any Scooters into the Collection Account for application in accordance with the Priority of Payments. (v) Loan to Cost Test. As of each Quarterly Payment Date prior to the Commitment Termination Date, each Payment Date after the Commitment Termination Date, or any other date of determination, the LTC Percentage, measured as of such date after giving effect to all transactions on such date, will be equal to or less than the Maximum LTC Percentage. (w) [Reserved]. (x) [Reserved]. (y) Government Approvals. If on any date, the Borrower fails to maintain all Government Approvals in any Municipality in which the Scooters are located and, (i) either singly or together, any such failure affects 5% or more of all Scooters (such Scooters for which Government Approvals are not maintained, “Impacted Scooters”), the Borrower shall either (A) replace Impacted Scooters with Eligible Scooters such that, after giving effect to such replacement, the number of Impacted Scooters is less than 5% of all Scooters (the number of Impacted Scooters that is greater than 5% of all Scooters, the “Identified Impacted Scooters”), or (B) make any necessary prepayment of the Loans in accordance with Section 2.02(e) in an amount equal to the product of (x) the aggregate of the Cost of each Identified Impacted Scooter multiplied by (y) the Advance Rate for such Identified Impacted Scooter; or (ii) either singly or together any such failure affects 20% or more of all Scooters, the Borrower shall replace Impacted Scooters with Eligible Scooters such that, after giving effect to such replacement, the number of Impacted Scooters is less than 20% of all Scooters. (z) Tariffs. If the Borrower receives a refund in respect of any tariffs related to any Scooter, the Borrower will, to the extent received pursuant to Section 4.6 of the Scooter Lease, deposit such amount in the Collection Account for application in accordance with the Priority of Payments. (aa) Post-Closing Covenants. The Borrower shall procure that the applicable Bird Transaction Parties comply with the covenants (and the timeframes for compliance therewith) set forth in Schedule VII. SECTION 8.02. Separate Existence of the Credit Parties. Each of the Credit Parties shall take such actions as shall be required in order that: (a) Special Purpose Entity. The Borrower will be a special purpose entity whose activities are restricted in its Limited Liability Company Agreement to: (i) purchasing or otherwise acquiring Scooters from Parent, (ii) entering into this Agreement and pledging the Collateral to secure its obligations hereunder, (iii) entering into the Scooter Lease Agreement and the other Transaction Documents, (iv) owning and maintaining deposit accounts, (v) making distributions or payments solely to the extent permitted by Sections 3.02 and 4.01, (vi) transferring Scooters back to Parent pursuant to and in accordance with Section 8.01(s), and (vii) conducting such other activity as it deems necessary or appropriate to carry out any of the foregoing activities. Holdco Guarantor will be a special purpose entity whose activities are restricted in its Limited Liability Company Agreement to: (i) holding the equity interest

45 of Borrower, (ii) entering into the Holdco Guarantee and pledging the Guarantor Collateral to secure its obligations thereunder, (iii) entering into this Agreement and the other Transaction Documents, (iv) making distributions or payments to Parent from distributions or payments received from Borrower pursuant to clause (v) of the preceding sentence, and (v) conducting such other activity as it deems necessary or appropriate to carry out any of the foregoing activities. (b) Accounts. Each of the Credit Parties will maintain its own accounts separate from those of any other person and ensure that funds are not comingled or diverted to the accounts of any other person (or vice versa) (except as not prohibited under the Transaction Agreements), hold all of its assets solely in its own name and not comingle its assets with assets of any other person (except, with respect to cash, as not prohibited under the Transaction Agreements), and, subject to the foregoing exceptions, maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain its individual assets from those of any of any other person. (c) Books and Records. The Credit Parties’ books and records will be maintained separately from those of Parent and any of its Affiliates to the extent necessary to comply with the Credit Parties’ obligations under this Agreement and the other Transaction Documents; provided, that the Credit Parties shall not be obliged to comply with this covenant until the date that is sixty (60) calendar days after the Closing Date (or such later date as may be agreed by the Administrative Agent in its sole discretion). (d) Corporate Formalities. The Credit Parties will conduct their respective affairs in accordance with their respective charter documents and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special meetings appropriate to authorize all of its actions, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate books, records and accounts. (e) Arm’s-Length Relationships. The Credit Parties will maintain arm’s-length relationships with Parent and any of Parent’s Affiliates, other than transactions contemplated by the Transaction Documents (including the Parent Guaranty). Any Person (other than Parent or any of Parent’s Subsidiaries) that renders or otherwise furnishes services to the Credit Parties will be compensated by the Borrower at market rates for such services it renders or otherwise furnishes to the Borrower. Neither the Credit Parties on the one hand, nor Parent or any Affiliate thereof, on the other hand, will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other, other than as contemplated by any of the Transaction Documents (including pursuant to the Parent Guaranty). The Credit Parties will and will cause Parent and its Affiliates to immediately correct any known misrepresentation with respect to the foregoing, and will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity, other than as contemplated by the Transaction Documents. (f) Financial Statements. The Credit Parties will not list their respective assets as assets on the financial statement of any of their Affiliates; provided, that their assets may be included in a consolidated financial statement of their Affiliates if appropriate notations shall be made on such consolidated financial statements to indicate their separateness from such Affiliate. (g) Obligations of any Other Person. The Credit Parties will not assume or guarantee any of the liabilities of any of their Affiliates or any other Person, and not hold out their respective credit or assets as being available to satisfy the obligations of any of their Affiliates or any other Person, except in each case, as contemplated by the Transaction Documents.

46 (h) Payment of Liabilities and Expenses. Each of the Credit Parties will pay its own liabilities and expenses only out of its own funds, other than pursuant to or as permitted under (or contemplated by) the Transaction Documents. (i) Tax Returns. Each of the Credit Parties will file its own tax returns separate from those of its Affiliates, except to the extent it is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under Applicable Law (or except to the extent otherwise required by law). (j) Invoices. Each of the Credit Parties will direct its creditors to send invoices and other statements of account directly to it and not to any Affiliate that is not a Bird Party and cause its other Affiliates to direct their creditors not to send invoices and other statements of accounts of such Affiliates to it. (k) Representatives. Each of the Credit Parties will cause its managers, officers, agents and other representatives to act at all times consistently and in furtherance of the foregoing and in its best interests. ARTICLE IX SECURITY INTEREST SECTION 9.01. Security Interest. (a) As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Transaction Document, including the punctual payment when due of the Aggregate Capital and all Interest in respect of the Loans and all other Borrower Obligations, the Borrower hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the Borrower’s right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Collateral”): (i) all Scooters, (ii) [reserved], (iii) all Collections, (iv) the Collection Account and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing the Collection Account and amounts on deposit therein, (v) all rights (but none of the obligations) of the Borrower under the Transaction Agreements, (vi) all other personal and fixture property or assets of the Borrower of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, securities accounts, securities entitlements, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, money, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles) (each as defined in the UCC), and (vii) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. The Administrative Agent (for the benefit of the Secured Parties) shall have, with respect to all the Collateral, and in addition to all the other rights and remedies available to the Administrative Agent (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC. The Borrower hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement. (b) Borrower authorizes the Administrative Agent to: (i) perfect the Administrative Agent’s security interest in the Collateral, by filing or authorizing the filing of, at the expense of the Borrower, UCC-1 financing statements (including fixture filings) naming the Administrative Agent as

47 secured party and describing the Collateral in a manner that the Administrative Agent reasonably determines is necessary or advisable to perfect the security interest granted hereunder and (ii) to execute the Account Control Agreements. (c) At any time or from time to time upon the request of Administrative Agent, the Borrower will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent reasonably determines is necessary or advisable to perfect the security interest granted hereunder. Immediately upon the occurrence of the Final Payout Date, the Collateral shall be automatically released from the lien created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Lenders shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. Upon the sale, transfer, or other disposition of any Collateral in accordance with this Agreement (including any transfer of Scooters by the Borrower to Parent pursuant to Section 8.01(s)), the Lien created hereby in favor of the Administrative Agent for the benefit of the Secured Parties in such Collateral shall be released and all rights to such Collateral shall revert to the Borrower. In furtherance of the foregoing, promptly following written request therefor by the Borrower delivered to the Administrative Agent following any such termination or release, and at the expense of the Borrower, the Administrative Agent shall execute and deliver to the Borrower UCC-3 termination statements or UCC-3 amendment statements and such other documents as the Borrower shall reasonably request to evidence such termination or release. ARTICLE X EVENTS OF DEFAULT SECTION 10.01. Events of Default. If any of the following events (each an “Event of Default”) shall occur: (a) the Borrower fails to pay (i) any Amortization Amount when due, (ii) any amount on the Final Maturity Date, (iii) any Amortization Catch-Up Amount when due, and such failure shall continue for two (2) Business Days, or (iv) any Interest or any other amount due and payable under this Agreement (other than the amounts specified in clauses (i), (ii), and (iii) hereof), and such failure shall continue for one (1) Business Day; (b) the Borrower shall fail to comply with the covenant set forth in Section 8.01(v) (Loan to Cost Test) and within sixty (60) calendar days following the earlier of (x) the actual knowledge of any Responsible Officer of any Bird Transaction Party of such failure and (y) the Administrative Agent’s written notice to any Bird Transaction Party of such failure, the Borrower fails to cure such failure by either (i) replacing any Ineligible Scooters with Eligible Scooters, or (ii) prepaying the Loans in accordance with Section 2.02(e) in an amount that would result in compliance with the covenant in Section 8.01(v) on a pro forma basis; (c) the Parent shall fail to comply with any of the covenants or agreements set forth in the Parent Representation Letter; (d) [reserved]; (e) the Borrower shall fail to comply with the covenant set forth in Section 8.01(y) (Government Approvals) and such failure shall continue for sixty (60) calendar days following the earlier

48 of (x) the actual knowledge of any Responsible Officer of any Bird Transaction Party of such failure and (y) the Administrative Agent’s written notice to any Bird Transaction Party of such failure; (f) the EMEA Guarantee is terminated or ceases to be in full force and effect for any reason (other than in accordance with its terms or as otherwise expressly permitted in the Transaction Documents) or the EMEA Guarantor fails to observe or perform any covenant specified in the EMEA Guaranty or a proceeding shall be commenced by the EMEA Guarantor to establish the invalidity or unenforceability of the EMEA Guarantee; (g) the Borrower or the Parent shall fail to deliver a Payment Date Certificate at the time required pursuant to this Agreement, and such failure shall remain unremedied for two (2) Business Days; (h) any Operating Lease Event of Default or Servicer Default under the Scooter Lease shall occur; (i) any Bird Transaction Party shall fail to perform or observe any other term, covenant or agreement under this Agreement or any other Transaction Document (other than with respect to the events listed in subsections (a) through (h) above or the event listed in subsection (u) below), and such failure, solely to the extent capable of cure, shall continue for five (5) Business Days following the earlier of (x) the actual knowledge of any Responsible Officer of any Bird Transaction Party of such failure and (y) the Administrative Agent’s written notice to any Bird Transaction Party of such failure; (j) except as would result under subsection (h) above, any representation or warranty made or deemed made by any Bird Transaction Party (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by any Bird Transaction Party pursuant to this Agreement or any other Transaction Document, shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered, which, solely to the extent capable of cure, remains unremedied for five (5) Business Days following the earlier of (x) any Bird Transaction Party’s actual knowledge of such breach and (y) the Administrative Agent’s written notice to any Bird Transaction Party of such breach; (k) except as would result under subsection (h) above, (i) this Agreement or any security interest granted pursuant to this Agreement or any other Transaction Document shall for any reason cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Borrower or the Administrative Agent with respect to the Collateral, free and clear of any Adverse Claim (other than Permitted Liens); (ii) the Holdco Guarantee or any security interest granted pursuant to the Holdco Guarantee shall for any reason cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrative Agent with respect to the Guarantor Collateral, free and clear of any Adverse Claim (other than Permitted Liens); (iii) the EMEA Guaranty and Pledge Agreement or any security interest granted pursuant to the EMEA Guaranty and Pledge Agreement Guarantee shall for any reason (other than in accordance with its terms) cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrative Agent with respect to the EMEA Guarantor Collateral; (iv) the EMEA Dutch Pledge or any security interest granted pursuant to the EMEA Dutch Pledge shall for any reason (other than in accordance with its terms) cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrative Agent with respect to the collateral thereunder; or (v) the Parent Pledge or any security interest granted pursuant to the Parent Pledge shall for any reason (other than in accordance with its terms) cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest in favor of the Administrative Agent with respect to the Parent Collateral;

49 (l) an Event of Bankruptcy shall occur with respect to any Bird Transaction Party; (m) a Change in Control shall occur; (n) either (i) the Internal Revenue Service shall file notice of a lien (other than Permitted Liens) pursuant to Section 6323 of the Code with regard to any assets of any Bird Transaction Party or (ii) the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 303(k) or 4068 of ERISA with regard to any of the assets of any Bird Transaction Party; (o) (i) the occurrence of a Reportable Event; (ii) the adoption of an amendment to a Pension Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code; (iii) the existence with respect to any Multiemployer Plan of an “accumulated funding deficiency” (as defined in Section 431 of the Code or Section 304 of ERISA), whether or not waived; (iv) the failure to satisfy the minimum funding standard under Section 412 of the Code with respect to any Pension Plan (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or the withdrawal or partial withdrawal of any Bird Transaction Party or any of their respective ERISA Affiliates from any Multiemployer Plan; (vi) the receipt by any Bird Transaction Party or any of their respective ERISA Affiliates from the PBGC or any plan administrator of any notice relating to the intention to terminate any Pension Plan or Multiemployer Plan or to appoint a trustee to administer any Pension Plan or Multiemployer Plan; (vii) the receipt by any Bird Transaction Party or any of their respective ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA; (viii) the occurrence of a prohibited transaction with respect to any Bird Transaction Party or any of their respective ERISA Affiliates (pursuant to Section 4975 of the Code); or (ix) the occurrence or existence of any other similar event or condition with respect to a Pension Plan or a Multiemployer Plan, with respect to each of clause (i) through (ix), either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (p) a Material Adverse Effect shall occur with respect to any Bird Transaction Party; (q) any Credit Party shall (i) be required to register as an “investment company” within the meaning of the Investment Company Act or (ii) become a “covered fund” within the meaning of the Volcker Rule; (r) any material provision of this Agreement or any other Transaction Document shall cease to be in full force and effect or any Bird Transaction Party (or any of their respective Affiliates) shall so state in writing; (s) one or more judgments or decrees shall be entered against any Credit Party involving in the aggregate a liability (not paid or to the extent not covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of forty-five (45) consecutive days, and the aggregate amount of all such judgments equals or exceeds $5,000,000; (t) the Parent Guaranty or the Parent Pledge is terminated or ceases to be in full force and effect for any reason (other than in accordance with its terms or as otherwise expressly permitted in the Transaction Documents) or the Parent fails to observe or perform any covenant specified in the Parent Guaranty or the Parent Pledge, or a proceeding shall be commenced by the Parent to establish the invalidity or unenforceability of the Parent Guarantee or the Parent Pledge;

50 (u) [Reserved]; or (v) any of the Bird Transaction Parties shall fail to comply with any of the covenants (and the timeframes for compliance therewith) set forth in Section 8.02(aa); then, and in any such event, the Administrative Agent may (or, at the direction of the Controlling Lenders shall) by notice to the Borrower declare (x) the Commitment Termination Date to have occurred, (y) the Final Maturity Date to have occurred and (z) all Borrower Obligations to be immediately due and payable; provided, that automatically upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (l) of this Section 10.01 with respect to the Borrower, the Commitment Termination Date and the Final Maturity Date shall occur and all Borrower Obligations shall be immediately due and payable. Upon any such declaration or designation or upon such automatic termination, the Administrative Agent and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Collateral shall be applied in the order of priority set forth in Section 4.01. SECTION 10.02. Scooter IP. Without limiting any other rights of the Administrative Agent hereunder, for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, solely during and for the continuation of an Event of Default, Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, license, or sublicense any Scooter IP now owned or licensed or hereafter acquired or licensed by the Borrower, in each case solely to the extent reasonably necessary to permit the Administrative Agent to take possession of and dispose of the Scooters, and wherever the same may be located (whether or not any license agreement by and between the Borrower and any other Person relating to the use of such Scooter IP may be terminated hereafter), provided, however, that any such license granted by the Administrative Agent to a third party shall include reasonable and customary terms necessary to preserve the existence, validity and value of the affected Scooter IP, including without limitation, provisions requiring the continuing confidential handling of proprietary information and trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, protecting and maintaining the quality standards of the trademarks (it being understood and agreed that, without limiting any other rights and remedies of the Administrative Agent under this Agreement or applicable law, nothing in the foregoing license grant shall be construed as granting the Administrative Agent rights in and to such Scooter IP above and beyond (x) the rights to such Scooter IP that the Borrower has reserved for itself and (y) in the case of Scooter IP that is licensed to Borrower by a third party, the extent to which the Borrower has the right to grant a sublicense to such Scooter IP hereunder). The Borrower shall deliver the Scooter IP to the Administrative Agent in a manner that will allow the Scooter IP to be operated and sold without requiring use of any proprietary source code. ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.01. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party (other than this Agreement) on its behalf and to take such actions as the Administrative Agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with all such powers as are reasonably incidental thereto. Subject to the terms of Section 14.01 and to the terms of the other Transaction Documents, the Administrative Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other

51 Transaction Documents on behalf of Lenders. Except for Sections 11.09, 11.12, and 11.14 the provisions of this Article XI are solely for the benefit of the Administrative Agent and Lenders and neither the Borrower nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any other Credit Party. The Administrative Agent may perform any of its duties hereunder, or under the Transaction Documents, by or through its agents, servicers, trustees, investment managers or employees. SECTION 11.02. The Administrative Agent and Affiliates. The Administrative Agent shall have the same rights and powers under the Transaction Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Credit Party or Affiliate of any Credit Party as if it were not the Administrative Agent hereunder. SECTION 11.03. Action by the Administrative Agent. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Transaction Documents is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein. SECTION 11.04. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. SECTION 11.05. Liability of the Administrative Agent. Neither the Administrative Agent nor any of its directors, officers, agents, trustees, investment managers, servicers or employees shall be liable to any Lender for any action taken or not taken by it in connection with the Transaction Documents, except that the Administrative Agent shall be liable with respect to its specific duties set forth hereunder but only to the extent of its own gross negligence or willful misconduct in the discharge thereof as determined by a final non-appealable judgment of a court of competent jurisdiction. Neither the Administrative Agent nor any of its directors, officers, agents, trustees, investment managers, servicers or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements specified in any Transaction Document; (c) the satisfaction of any condition specified in any Transaction Document; (d) the validity, effectiveness, sufficiency or genuineness of any Transaction Document, any Lien purported to be created or perfected thereby or any other instrument or writing furnished in connection therewith; (e) the existence or non- existence of any Event of Default or Potential Event of Default; or (f) the financial condition of any Credit Party. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile or electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

52 SECTION 11.06. Indemnification. Each Lender shall, in accordance with its pro rata share of the total unfunded Commitment and funded Loans hereunder, indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) upon demand against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Administrative Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction) that the Administrative Agent may suffer or incur in connection with the Transaction Documents or any action taken or omitted by the Administrative Agent hereunder or thereunder. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by the Lenders until such additional indemnity is furnished. SECTION 11.07. Right to Request and Act on Instructions. The Administrative Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Transaction Documents the Administrative Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Transaction Documents until it shall have received such instructions from the Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Transaction Documents in accordance with the instructions of the Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of the Lenders (or such other applicable portion of the Lenders), the Administrative Agent shall have no obligation to take any action if it believes, in good faith, that such action would violate Applicable Law or exposes the Administrative Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 11.06. SECTION 11.08. Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Transaction Documents. SECTION 11.09. Collateral Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent under any Security Document (a) upon termination of the Loans and payment in full of all Borrower Obligations; or (b) constituting property sold or disposed of as part of or in connection with any disposition permitted under any Transaction Document, including pursuant to Section 8.01(s) (it being understood and agreed that the Administrative Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Transaction Documents). Upon request by the Administrative Agent at any time, Lenders will confirm the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 11.09. If the Administrative Agent receives Insurance Proceeds in respect of any Scooters, it shall deposit such amounts into the Collection Account for application in accordance with the Priority of Payments. If the Administrative Agent receives Insurance Proceeds in respect of any scooter vehicles other than the Scooters, or any asset that is not Collateral, it shall promptly transfer such Insurance Proceeds to the Parent.

53 SECTION 11.10. Agency for Perfection. The Administrative Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting the Administrative Agent’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such assets, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor, shall deliver such assets to the Administrative Agent or in accordance with the Administrative Agent’s instructions or transfer control to the Administrative Agent in accordance with the Administrative Agent’s instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any security interest hereunder or to realize upon any Collateral for the Loans unless instructed to do so by the Administrative Agent (or consented to by the Administrative Agent), it being understood and agreed that such rights and remedies may be exercised only by the Administrative Agent. SECTION 11.11. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Event of Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Credit Party referring to this Agreement, describing such Potential Event Default or Event of Default and stating that such notice is a “notice of default”. The Administrative Agent will notify each Lender of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Potential Event of Default or Event of Default as may be requested by the Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) in accordance with the terms hereof. Unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Event Default or Event of Default as it shall deem advisable or in the best interests of Lenders. SECTION 11.12. Assignment by the Administrative Agent; Resignation of the Administrative Agent; Successor the Administrative Agent. (a) The Administrative Agent may at any time assign its rights, powers, privileges and duties hereunder to (i) another Lender, or (ii) any Person to whom the Administrative Agent, in its capacity as a Lender, has assigned (or will assign, in conjunction with such assignment of agency rights hereunder) 50% or more of its Loans, in each case without the consent of the Lenders or the Borrower. Following any such assignment, the Administrative Agent shall give notice to the Lenders and the Borrower. An assignment by the Administrative Agent pursuant to this subsection (a) shall not be deemed a resignation by the Administrative Agent for purposes of subsection (b) below. (b) Without limiting the rights of the Administrative Agent to designate an assignee pursuant to subsection (a) above, the Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Controlling Lenders shall have the exclusive right to appoint a successor the Administrative Agent. If no such successor shall have been so appointed by the Controlling Lenders and shall have accepted such appointment within ten (10) Business Days after the retiring the Administrative Agent gives notice of its resignation, then the retiring the Administrative Agent may on behalf of the Lenders, appoint a successor the Administrative Agent; provided, however, that if the Administrative Agent shall notify the Borrower and the Lenders that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice from the Administrative Agent that no Person has accepted such appointment and, from and following delivery of such notice, (i) the retiring the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents, and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall

54 instead be made by or to each Lender directly, until such time as the Controlling Lenders appoint a successor the Administrative Agent as provided for above in this paragraph. (c) Upon (i) an assignment permitted by subsection (a) above, or (ii) the acceptance of a successor’s appointment as the Administrative Agent pursuant to subsection (b) above, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) the Administrative Agent, and the retiring the Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Transaction Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor the Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring the Administrative Agent’s resignation hereunder and under the other Transaction Documents, the provisions of this Article and Section 11.12 shall continue in effect for the benefit of such retiring the Administrative Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring the Administrative Agent was acting or was continuing to act as the Administrative Agent. SECTION 11.13. Payment and Sharing of Payment. (a) On the date of any Credit Extension, the Administrative Agent, on behalf of the applicable Lenders, may elect to advance to the Borrower the full amount of the Loan to be made on such date prior to receiving funds from such Lenders, in reliance upon each such Lender’s commitment to make its Loan Commitment Percentage of the applicable Loan to the Borrower in a timely manner on such date. If the Administrative Agent elects to advance the applicable Loan to the Borrower in such manner, the Administrative Agent shall be entitled to receive all interest that accrues on the date of any such Credit Extension on each such Lender’s Loan Commitment Percentage of the applicable Loan unless the Administrative Agent receives such Lender’s Loan Commitment Percentage of the applicable Loan before 3:00 p.m. (Eastern time) on the date of any such Credit Extension. (b) It is understood that for purposes of advances to the Borrower made pursuant to this Section 11.13, the Administrative Agent will be using the funds of the Administrative Agent, and pending settlement, all interest accruing on such advances shall be payable to the Administrative Agent. (c) The provisions of this Section 11.13 shall be deemed to be binding upon the Administrative Agent and Lenders notwithstanding the occurrence of any Potential Event of Default or Event of Default, or any insolvency or bankruptcy proceeding pertaining to the Borrower or any other Credit Party. SECTION 11.14. Loan Payments. Payments of principal, interest and fees in respect of the Loans will be settled on the date of receipt if received by the Administrative Agent on the last Business Day of a month or on the Business Day immediately following the date of receipt if received on any day other than the last Business Day of a month. SECTION 11.15. Return of Payments. (a) If the Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Administrative Agent from the Borrower and such related payment is not received by the Administrative Agent, then the Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind, together with interest accruing on a daily basis at the Federal Funds Rate.

55 (b) If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement must be returned to the Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Transaction Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to the Borrower or such other Person, without setoff, counterclaim or deduction of any kind. SECTION 11.16. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of the Loans (other than pursuant to the terms of Section 5.03(e)) in excess of its pro rata share of the total funded Loans hereunder of payments entitled pursuant to the other provisions of this Section 11.16, such Lender shall purchase from the other Lenders such participations in extensions of credit made by such other Lenders (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter required to be returned or otherwise recovered from such purchasing Lender, such portion of such purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such return or recovery, without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 11.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 14.16) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation). If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 11.16 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 11.16 to share in the benefits of any recovery on such secured claim. Notwithstanding the foregoing, in no event shall (a) any Class A Lender be required to purchase any participation in extension of credit described in this Section 11.16 in respect of a Class B Loan or from a Class B Lender or (b) any Class B Lender be required to purchase any participation in extension of credit described in this Section 11.16 in respect of a Class A Loan or from a Class A Lender. SECTION 11.17. Right to Perform, Preserve, and Protect. If any Credit Party fails to perform any obligation hereunder or under any other Transaction Document, the Administrative Agent itself may, but shall not be obligated to, cause such obligation to be performed at the Borrower’s expense. The Administrative Agent is further authorized by the Borrower and the Lenders to make expenditures from time to time which the Administrative Agent, in its reasonable business judgment, deems necessary or desirable to (a) preserve or protect the business conducted by the Borrower, the Collateral, or any portion thereof, and/or (b) enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Borrower Obligations. The Borrower hereby agrees to reimburse the Administrative Agent on demand for any and all costs, liabilities and obligations incurred by the Administrative Agent pursuant to this Section 11.17. Each Lender hereby agrees to indemnify the Administrative Agent upon demand for any and all costs, liabilities and obligations incurred by the Administrative Agent pursuant to this Section 11.17, in accordance with the provisions of Section 11.06.

56 ARTICLE XII [RESERVED] ARTICLE XIII INDEMNIFICATION SECTION 13.01. Indemnities by the Borrower. (a) Without limiting any other rights that the Administrative Agent, the Lenders, the Affected Persons and their respective assigns, officers, directors, agents and employees (each, a “Borrower Indemnified Party”) may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify each Borrower Indemnified Party from and against any and all claims, losses and liabilities (including Attorney Costs (excluding the allocated costs of in house counsel and limited to not more than one firm of counsel selected by the Administrative Agent for all such Borrower Indemnified Parties, taken as a whole, and, if necessary, a single local firm of counsel in each appropriate jurisdiction for all such Borrower Indemnified Parties, taken as a whole (and, in the case of an actual or perceived conflict of interest, of another firm of counsel for such affected Borrower Indemnified Party)) (all of the foregoing being collectively referred to as “Borrower Indemnified Amounts”) arising out of or resulting from this Agreement or any other Transaction Document or the use of proceeds of the Loans or the security interest in respect of any of the Collateral; excluding, however, (i) Borrower Indemnified Amounts to the extent a final non-appealable judgment of a court of competent jurisdiction holds that such Borrower Indemnified Amounts resulted solely from the fraud, gross negligence or willful misconduct by the Borrower Indemnified Party seeking indemnification and (ii) Borrower Indemnified Amounts to the extent arising from a claim, action, litigation, investigation, or other proceeding that does not arise from any act or omission by any Bird Transaction Party or any officer, partner, director, trustee, employee, or agent of any Bird Transaction Party and that is brought by any Borrower Indemnified Party against another Borrower Indemnified Party (other than any such claim, action, litigation, investigation, or other proceeding brought against the Administrative Agent in its capacity as such). (b) [Reserved]. (c) If for any reason the foregoing indemnification is unavailable to any Borrower Indemnified Party or insufficient to hold it harmless, then the Borrower shall contribute to such Borrower Indemnified Party the amount paid or payable by such Borrower Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Borrower and its Affiliates on the one hand and such Borrower Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Borrower and its Affiliates and such Borrower Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Borrower under this Section shall be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to each Borrower Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower and the Borrower Indemnified Parties. (d) Any indemnification or contribution under this Section shall survive the termination of this Agreement. For the avoidance of doubt, the indemnity provided pursuant to this Section 13.01 and Section 14.04 shall not apply to claims for Indemnified Taxes or Excluded Taxes.

57 ARTICLE XIV MISCELLANEOUS SECTION 14.01. Amendments, Etc. (a) No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Administrative Agent and the Controlling Lenders (and, in the case of any amendment, also signed by the Credit Parties), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that without the consent of each Lender, no amendment or waiver shall: (i) extend or increase the Commitment of any Lender; (ii) reduce the principal of, or rate of interest specified on, any Loan or any fees or other amounts payable to any Lender; (iii) postpone the Final Maturity Date or any date scheduled for any payment of principal of, or interest on, any Loan unless, in the case of the Class B Loans, corresponding changes are made at the same time to the Class A Loans; (iv) other than as expressly permitted under the Lender Side Letter, provide for any Liens securing the Class A Loans which do not also secure the Class B Loans, in accordance with their respective priorities; (v) modify the Priority of Payments; or (vi) modify this Section 14.01. Without limitation of the foregoing, without the consent of the Class B Lenders, no amendment or waiver shall (i) increase the outstanding principal amount of the Class A Loans (except as an extension of a protective advance at the sole discretion of the Administrative Agent pursuant to Section 11.17 hereof) or (ii) increase the yield in respect of the Class A Loans without making corresponding changes to increase the yield in respect of the Class B Loans at the same time; provided, in each case, that any such changes to the yield shall be calculated to include all interest, margins fees, original issue or other discounts, beyond the yield provided hereunder. (b) Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the Administrative Agent may, without the consent of any Lender or Credit Party, enter into amendments or modifications to this Agreement or any of the other Transaction Documents in order to implement any replacement of Term SOFR as contemplated in the definition thereof or any Term SOFR Replacement Conforming Changes or otherwise effectuate the terms of this Section 14.01 in accordance with the terms of this Section 14.01. SECTION 14.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile and email communication) and faxed, emailed or delivered, to each party hereto, at its address set forth under its name on Schedule V hereto or at such other address, facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile or email shall be effective when sent receipt confirmed by electronic or other means (such as by the “return receipt requested” function, as available, return electronic mail or other acknowledgement), and notices and communications sent by other means shall be effective when received. SECTION 14.03. Assignability; Addition of Lenders. (a) Assignment by Lenders. Each Class A Lender may assign to any Eligible Assignee or to any other Lender (other than a Disqualified Institution) all or a portion of its rights and obligations under this Agreement (including, but not limited to, (A) all or a portion of its unfunded Commitment hereunder without the necessity of transferring any portion of any Class A Loan funded by such Class A Lender or other obligations owed to it hereunder, or (B) all or a portion of any Class A Loan funded by

58 such Class A Lender or other obligations owed to it hereunder without the necessity of transferring any portion of its unfunded Commitment hereunder); provided, however, that (i) except for an assignment by a Class A Lender to either an Affiliate of such Lender or any other Lender, each such assignment shall require the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided, that such consent shall be deemed to be given if the Borrower does not respond within five (5) Business Days of a request for consent; and provided, further, that such consent shall not be required if an Event of Default has occurred and is continuing; (ii) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement; and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement. Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement, and to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder and (y) the assigning Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). For the avoidance of doubt, this Section 14.03(a) shall not apply to the Class B Loans or the Class B Lenders and the Class B Lenders may not assign all or a portion of its rights and/or obligations under this Agreement. (b) Register. The Administrative Agent shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to on Schedule V of this Agreement (or such other address of the Administrative Agent notified by the Administrative Agent to the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the Commitment of each Lender and the aggregate outstanding principal amount (and stated interest) of the Loans of each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms of this Agreement as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Credit Parties or any Lender at any reasonable time and from time to time upon reasonable prior notice. (c) Procedure. Upon its receipt of an Assignment and Acceptance Agreement executed and delivered by an assigning Lender and an Eligible Assignee or assignee Lender, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been duly completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Credit Parties. (d) Participations. Each Class A Lender may sell participations to one or more Eligible Assignees (each, a “Participant”) in or to all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Commitment or the interests in the Loans owned by it); provided, however, that

59 (i) Such Class A Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, and (ii) Such Class A Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations. The Administrative Agent, the Lenders, and the Credit Parties shall have the right to continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. The Credit Parties agree that each Participant shall be entitled to the benefits of Sections 5.01 and 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, that such Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. For the avoidance of doubt, this Section 14.03(d) shall not apply to the Class B Loans or the Class B Lenders and the Class B Lenders may not sell participations in all or a portion of its rights and/or obligations under this Agreement. (e) Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Credit Parties, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Assignments by Administrative Agent. This Agreement and the rights and obligations of the Administrative Agent herein shall be assignable by the Administrative Agent and its successors and assigns; provided, that (i) the Administrative Agent may not assign to a Disqualified Institution and (ii) in the case of an assignment to a Person that is not an Affiliate of the Administrative Agent or a Lender, so long as no Event of Default has occurred and is continuing, such assignment shall require the Credit Parties’ consent (not to be unreasonably withheld, conditioned or delayed). (g) Assignments by the Credit Parties. The Credit Parties may not assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and each Controlling Lender (such consent to be provided or withheld in the sole discretion of such Person). (h) Pledge to Secure Obligations of Lender. Notwithstanding anything to the contrary set forth herein, any Class A Lender or any of their respective Affiliates may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement and any other Transaction Document to secure obligations of such Lender to any Person providing any extension of credit or financial

60 arrangement to or for the account of such Class A Lender or any of its Affiliates and any agent, trustee, or representative of such Person (without notice to or the consent of the Credit Parties, any other Lender, or the Administrative Agent); provided, that no such pledge shall relieve such Class A Lender of its obligations under this Agreement or substitute any such pledgee for such Class A Lender as a party hereto. SECTION 14.04. Costs and Expenses. In addition to the rights of indemnification granted under Section 13.01 hereof, the Credit Parties agree to pay on demand all reasonable and documented out-of- pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Transaction Documents (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto and thereto), including, without limitation, (i) the reasonable and documented out-of-pocket Attorney Costs for the Administrative Agent and the Lenders and any of their respective Affiliates with respect thereto and with respect to advising the Administrative Agent and the Lenders and their respective Affiliates as to their rights and remedies under this Agreement and the other Transaction Documents and (ii) reasonable and documented out-of- pocket accountants’, auditors’ and consultants’ fees and expenses for the Administrative Agent and the Lenders and any of their respective Affiliates incurred in connection with the administration and maintenance of this Agreement or advising the Administrative Agent or any Lender as to their rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document. In addition, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented Attorney Costs), of the Administrative Agent and the Lenders and their respective Affiliates, incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Agreement and the other Transaction Documents. SECTION 14.05. Invoices for Indemnified Amounts. To the extent invoiced to the Borrower at least seven (7) Business Days prior to a Payment Date, any indemnification amounts under this Agreement shall be paid pursuant to the Priority of Payments on such Payment Date (it being agreed and understood, for the avoidance of doubt, that if any such amount is invoiced less than seven (7) Business Days prior to a Payment Date, such amount shall be paid on the next Payment Date). SECTION 14.06. Confidentiality. (a) Each of the Credit Parties covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement or the Fee Letter (including any fees payable in connection with this Agreement, the Fee Letter or any other Transaction Document or the identity of the Administrative Agent or any Lender), except as the Administrative Agent and each Lender may have consented to in writing prior to any proposed disclosure; provided, however, that it may disclose such information (i) to its Advisors and Representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Credit Parties, the Parent or their Advisors and Representatives or (iii) to the extent it should be (A) required by Applicable Law, or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that in the case of clause (iii) above, the Credit Parties will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Administrative Agent and the affected Lender of their intention to make any such disclosure prior to making such disclosure. Each of the Credit Parties agrees to be responsible for any breach of this Section by its Representatives and Advisors and agrees that its Representatives and Advisors will be advised by it of the confidential nature of such information and shall agree to comply with this Section. Notwithstanding the foregoing, it is expressly agreed that each of the Credit Parties and their respective Affiliates may publish a press release or otherwise publicly announce the existence and principal amount of the Commitments under this Agreement and the transactions contemplated hereby; provided, that the Administrative Agent and the Lenders shall be provided a reasonable opportunity to review such press

61 release or other public announcement prior to its release and provide comment thereon; and provided, further, that no such press release shall name or otherwise identify the Administrative Agent, any Lender, or any of their respective Affiliates without such Person’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Borrower consents to the publication by the Administrative Agent, or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. (b) Each of the Administrative Agent and each Lender, severally and with respect to itself only, agrees to hold in confidence, and not disclose to any Person, any confidential and proprietary information concerning the Credit Parties and their respective Affiliates and their businesses or the terms of this Agreement (including any fees payable in connection with this Agreement or the other Transaction Documents), except as the Credit Parties may have consented to in writing prior to any proposed disclosure; provided, however, that it may disclose such information (i) to its Advisors and Representatives, (ii) to its assignees and Participants and potential assignees and Participants and their respective counsel if they agree in writing to hold it confidential, (iii) to the extent such information has become available to the public other than as a result of a disclosure by or through it or its Representatives or Advisors, (iv) at the request of a bank examiner or other regulatory authority or in connection with an examination of any of the Administrative Agent or any Lender or their respective Affiliates or (v) to the extent it should be (A) required by Applicable Law, or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that in the case of clause (v) above, the Administrative Agent and each Lender will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Credit Parties of its making any such disclosure as promptly as reasonably practicable thereafter. Each of the Administrative Agent and each Lender, severally and with respect to itself only, agrees to be responsible for any breach of this Section by its Representatives and Advisors and agrees that its Representatives and Advisors will be advised by it of the confidential nature of such information and shall agree to comply with this Section. (c) As used in this Section, (i) “Advisors” means, with respect to any Person, such Person’s accountants, attorneys and other confidential advisors and (ii) “Representatives” means, with respect to any Person, such Person’s Affiliates, Subsidiaries, directors, managers, officers, employees, members, investors, financing sources, insurers, professional advisors, representatives and agents; provided, that such Persons shall not be deemed to Representatives of a Person unless (and solely to the extent that) confidential information is furnished to such Person. (d) Notwithstanding the foregoing, to the extent not inconsistent with applicable securities laws, each party hereto (and each of its employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as defined in Section 1.6011-4 of the Treasury Regulations) of the transactions contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such Person relating to such tax treatment and tax structure. SECTION 14.07. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5- 1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

62 SECTION 14.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Execution of any such counterpart may be by means of (a) an electronic signature) that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or other Transaction Document. The foregoing shall apply to each other Transaction Document, and any notice delivered hereunder or thereunder, mutatis mutandis. SECTION 14.09. Integration; Binding Effect; Survival of Termination. This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Payout Date; provided, however, that the provisions of Sections 5.01, 5.02, 5.03, Article XI, 13.01, 13.02, 14.04, 14.05, 14.06, 14.09, 14.11 and 14.13 shall survive any termination of this Agreement. SECTION 14.10. CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE CREDIT PARTIES, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE CREDIT PARTIES OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 14.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY CREDIT PARTY OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (b) EACH OF THE CREDIT PARTIES CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02. NOTHING IN THIS SECTION 14.10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY

63 OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. SECTION 14.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. SECTION 14.12. Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Borrower Obligations, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Borrower Obligations; provided, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. SECTION 14.13. Limitation of Liability. (a) No claim may be made by the Borrower or any Affiliate thereof or any other Person against any Lender, the Administrative Agent, or their respective Affiliates, members, directors, officers, employees, incorporators, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Credit Parties hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. None of the Lenders, the Administrative Agent, and their respective Affiliates shall have any liability to the Borrower or any Affiliate thereof or any other Person asserting claims on behalf of or in right of the Borrower or any Affiliate thereof in connection with or as a result of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Credit Parties or any Affiliate thereof result from the breach of contract, gross negligence or willful misconduct of such Lender or the Administrative Agent or any of their respective Affiliates in performing its duties and obligations hereunder and under the other Transaction Documents to which it is a party. (b) No claim may be made by the Administrative Agent, any Lender, or any Affiliate thereof or any other Person against any Bird Transaction Party, or their respective Affiliates, members, directors, officers, employees, incorporators, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Administrative Agent and each Lender hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. None of the Bird Transaction Parties, and their respective Affiliates shall have any liability to the Administrative Agent, any Lender or any Affiliate thereof or any other Person asserting claims on behalf of or in right of the Borrower or any Affiliate thereof in connection with or as a result of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Administrative Agent, such Lender, or any Affiliate thereof result from the breach of contract, gross negligence or willful misconduct of such Bird Party or Affiliate in

64 performing its duties and obligations hereunder and under the other Transaction Documents to which it is a party. (c) The obligations of the Administrative Agent, each Lender and each Credit Party under this Agreement and each of the Transaction Documents are solely the corporate obligations of such Person. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement or any other Transaction Document against any member, director, officer, employee or incorporator of any such Person. SECTION 14.14. Intent of the Parties. The Borrower has structured this Agreement with the intention that the Loans and the obligations of the Borrower hereunder will be treated under United States federal, and applicable state, local and foreign tax law as debt (the “Intended Tax Treatment”). The Borrower, the Lenders, and the Administrative Agent agree to file no tax return, or take any action, inconsistent with the Intended Tax Treatment unless required by law. Each assignee and each Participant acquiring an interest in a Credit Extension, by its acceptance of such assignment or participation, agrees to comply with the immediately preceding sentence. SECTION 14.15. USA Patriot Act. Each of the Administrative Agent and each of the Lenders hereby notifies the Credit Parties that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), the Administrative Agent and the Lenders may be required to obtain, verify and record information that identifies the Credit Parties and the Parent, which information includes the name, address, tax identification number and other information regarding the Credit Parties and the Parent that will allow the Administrative Agent and the Lenders to identify the Credit Parties and the Parent in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Each of the Credit Parties agrees to provide the Administrative Agent and each Lender, from time to time, with all documentation and other information required by bank regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act. SECTION 14.16. Right of Setoff. Each Lender is hereby authorized (in addition to any other rights it may have), at any time during the continuance of an Event of Default, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Lender (including by any branches or agencies of such Lender) to, or for the account of, the Borrower against amounts owing by the Borrower hereunder (even if contingent or unmatured); provided, that such Lender shall notify the Borrower promptly following such setoff. SECTION 14.17. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 14.18. Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

65 SECTION 14.19. Captions and Cross References. The various captions (including the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause. [Signature Pages Follow]

[Signature Page to Effective Date Certificate] IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BIRD US OPCO, LLC, as Borrower By: Name: Title: BIRD US HOLDCO,LLC, as Holdco Guarantor By: Name: Title:

67 MIDCAP FINANCIAL TRUST , as Administrative Agent By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: ___________________________________________ Name: Title: MIDCAP FINANCIAL TRUST , as a Lender By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By: ___________________________________________ Name: Title:

68 APOLLO INVESTMENT CORPORATION, as a Lender By: Apollo Investment Management, L.P., its Investment Adviser By: ACC Management, LLC, its General Partner By: ___________________________________________ Name: Joseph D. Glatt Title: Vice President